                                                                    EXHIBIT 10.4






                            Shareholders' Agreement

                              Creo Products Inc.

                             Dated April 29, 1994

                                  As Amended:
                               November 21, 1994
                                 June 30, 1995
                               November 2, 1995
                                March 22, 1996
                                   May 1997

    THIS SHAREHOLDERS AGREEMENT made as of 29/th/ day of April, 1994.

AMONG:

       CREO PRODUCTS INC., a company duly incorporated under the laws of Canada, registered extraprovincially in the Province of British Columbia, and having an office at 3700 Gilmore Way, Burnaby, British Columbia
       (herein called the "Company")
                                        OF THE FIRST PART
AND:

       FEDERAL BUSINESS DEVELOPMENT BANK, incorporated by special Act of Parliament of Canada, having its head office in the City of Montreal, in the Province of Quebec
       (herein called "FBDB")
                                        OF THE SECOND PART
AND:

       DANIEL GELBART AND KENNETH A. SPENCER
       (herein collectively referred to as the "Founding Shareholders" and individually referred to as "Gelbart" and Spencer", respectively)
                                        OF THE THIRD PART
AND:

       AMOS MICHELSON
       (herein called "Michelson")
                                        OF THE FOURTH PART
AND:

       DAVID PRITCHARD
       (herein called "Pritchard"; the Founding Shareholders, Michelson and Pritchard are herein collective referred to as the "Management Shareholders")
                                        OF THE FIFTH PART
AND:

       SVE STAR VENTURES ENTERPRISES NO. II LIMITED PARTNERSHIP (herein called "STAR II"), SVE STAR VENTURES ENTERPRISES NO. III LIMITED PARTNERSHIP (herein called "STAR III". SVE STAR VENTURES ENTERPRISES NO. IIIA LIMITED PARTNERSHIP (herein called "STAR IIIA"), INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST VEWALTUNGEN (herein called "Interstock"), and UNICYCLE TRADING COMPANY (herein called "Unicycle") (STAR II, STAR III, STAR IIIA, Interstock, Unicycle and Shoham are herein called "STAR").

                                        OF THE SIXTH PART
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                                      -2-

W H ER E A S:

A.   FBDB, the Management Shareholders and STAR are Shareholders of the Company.

B. The Company will carry on the business of manufacturing high technology, advanced imaging products for commercial printers and mass data storage users;

C. The Company, FBDB, and the Management Shareholder, with the exception of Michelson and Pritchard, entered into a Shareholder's Agreement on the 6th day of September 1989 to govern the rights and obligations of the principal Shareholders of the Company (the "FBDB Agreement");

D. On or about the 30th day of January, 1992, the Company entered into an Agreement with Michelson to govern the rights and obligations of Michelson as a principal Shareholder of the Company the(Michelson Agreement);

E. The parties hereto desire to determine how affairs of the Company will be conducted and to record their respective rights and obligations.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto agree each with the other as follows:

                                   ARTICLE 1
1.1  Definitions

     Wherever used in this Agreement, the following words and terms will have the meanings respectively ascribed to them as follows:

     1.1.1 "Act" means the Canada Business Corporations Act, R.S.C. 1985, c. C-
44;

     1.1.2 "Affiliate" means, with respect to any Shareholder which is a natural person, any corporation (a) which is directly or indirectly Controlled by that Shareholder, (b) which is wholly owned (beneficially and of record) and financed (directly or indirectly) solely by such Shareholder and such Shareholder's Family Members, and (c) as to which such Shareholder is the sole Person with the right to vote as a shareholder, which right is not subject to any agreements or promises of any kind by such Shareholder with or to any other Person:

     1.1.3 "Agreement" means this Shareholder Agreement and all instruments supplemental hereto or in amendment or confirmation hereof;
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                                      -3-

     1.1.4 "Auditors" means the auditors of the Company from time to time, or where the Company does not have auditors, its independent accountant;

     1.1.5 "Average Shareholders Equity" means an amount as determined in accordance with GAAP, by an unqualified opinion of the auditors of the Company, for a fiscal year of the Company, which is the sum of:

            (i)  at the beginning of the applicable fiscal year, the total of:

                 (A)  contributed surplus,
                 (B)  share capital,
                 (C)  retained earnings; and

            (ii) the amount of the additional share capital issued prior to the date of the determination and the end of the applicable fiscal year, weighted to reflect the number of months the additional share capital was issued during the fiscal year:

     1.1.6  "Bank" means the banker of the Company from time to time;

     1.1.7 "Board" means the board of directors of the Company from time to time:

     1.1.8 "Business Day" means a day other than a Saturday, Sunday or any day on which the principal office of the Bank located in Vancouver, British Columbia, is not open for business during normal banking hours;

     1.1.9 "By-Laws" means the by-laws of the Company, as amended from time to time;

     1.1.10 "Ceo" means the chief executive officer of the Company;

     1.1.11 "Control" or "Controls" means any of:

            (i) the right to exercise a majority of the votes which may be exercised at a general meeting of a corporation, including votes which are exercisable only upon the occurrence of a contingency where such contingency has occurred and is continuing;

            (ii) the right to elect or appoint directly or indirectly a majority of the directors of the corporation or other persons who have the right to manage or supervise the management of the affairs and business of the corporation; or

            (iii) the right, directly or indirectly, by contract or otherwise, to manage or supervise all of the affairs and the business of a Person.

     1.1.12 "Current Market Value" means the highest price available in an open and unrestricted market between informed and prudent parties acting at arm's length and under no compulsion to transact, expressed in terms of money or money's worth;

     1.1.13 "Employee Bonus" means a payment made to an employee of the Company, other than Gelbart, Spencer, or Michelson, pursuant to Section 4.1.

     1.1.14 "Employee Reserved Shares" means the 1,267,963 common shares in the capital of the Company reserved or allotted for distribution to employees of the Company and its subsidiaries as an incentive to productivity and performance;

     1.1.15 "Excusable Delay" means any delay in the performance or observance by any party of any obligation of such party hereunder which occurs as a consequence of or is attributable to any circumstance which is beyond the reasonable control of such party and which is not caused by any default or act of commission or omission of such party and is not avoidable by the exercise of reasonable effort or foresight by such party (excluding financial inability, but including without limiting the generality of the foregoing, strikes or labor or industrial disturbances, civil disturbances, acts, orders, legislation, regulations or directives of any governmental or other public authorities, acts of public enemies, war, riots, sabotage, blockades, embargoes, shortages of materials and suppliers, shortages of labor, lightening, earthquakes, fire, storms, hurricanes, floods, wash-outs, explosions, acts of God and delays caused by any other party);

     1.1.16 "Family Member" means a child, sibling or former spouse of the applicable Shareholder or any person of the opposite sex to whom that person is married or with whom that person is living in a conjugal relationship outside of marriage;

     1.1.17 "Fully Diluted Shares" means the issued and outstanding common shares of the Company, including the Employee Reserved Shares, whether issued or not';

     1.1.18 "FBDB Agreement" means the agreement described in paragraph C to the recital of this Agreement;

     1.1.19 "GAAP" means those accounting principles which are recognized as being generally acceptable in Canada from time to time as set forth in the Handbook published by The Canadian Institute of Chartered Accountants;

     1.1.20 "Investment" means all the right, title and interest of a Shareholder in and to all of the Shares owned by such Shareholder.

     1.1.21 "Investment Purchase Price" means the sum of the Share Purchase Price for each kind and class of shares of the Company owned by a Shareholder;

     1.1.22 "Michelson Agreement" means the agreement described in paragraph D to the recital to this Agreement;
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                                      -5-

     1.1.23 "Net Profit" means the net profit of the Company for a fiscal year, as determined in accordance with GAAP, by an unqualified opinion of the auditors of the Company, provided that the following are fully expended during that fiscal year:

             (i)   research and development costs,

             (ii)  interest costs, and

             (iii) the aggregate of all Employee Bonuses declared that fiscal year;

     1.1.24  "Operating Profit" means Net Profit, plus:

             (i)   taxes (but excluding tax credits),

             (ii)  Employee Bonuses, and

             (iii) extraordinary items;

     1.1.25 "Person" means any individual, corporation, partnership, trustee or trust or unincorporated association;

     1.1.26 "Policies" means the life insurance policies owned from time to time by the Company on the lives of the Management Shareholders;

     1.1.27 "Related Companies" means subsidiaries of the Company and companies directly or indirectly Controlled by or under common Control with the Company;

     1.1.28 "Secretary" means at the relevant time the secretary of the Company;

     1.1.29 "Share Purchase Price" means, in relation to the shares of a particular kind and class of shares of the Company owned by a Shareholder, the amount which is the product of the number of shares of the particular kind and class registered in the name of the Shareholder multiplied by the Current Market Value per issued and outstanding share of the particular kind and class as of the Valuation Date and which shall be based on the latest financial statements of the Company, and determined by the Auditors in accordance with the following principles:

             (i) subject to the following subparagraphs of this definition, GAAP will be consistently applied;

             (ii)  value attributed to goodwill will be zero;

             (iii) no reduction or premium will be included as a result of a minority or majority position;

             (iv)  declared but unpaid dividends will be included;

             (v) upon the death of a Management Shareholder, the life insurance proceeds (if any) so received by the Company will not be taken into account in the valuation of the Shareholder's Common Share Purchase Price; and

             (vi) the determination of the Auditors will be final and conclusive;

     1.1.30 "Shareholder" means FBDB, each of the Management Shareholders, and each of the Persons comprising STAR, and the respective successors or permitted assigns of each of the foregoing, and "Shareholders" means all of such entities collectively; provided, however, that all of the Persons comprising STAR and any
              ---------
and all STAR Transferees (together with any Person or Persons (the "Other Investors") purchasing shares of the Company or any Related Company pursuant to
Section 4.3 of the Share Purchase Agreement) shall be deemed to be a single Person and their ownership of Shares (including any shares of the Company which the Other Investors have acquired, or have a right to acquire, pursuant to
Section 4.3 of the Share Purchase Agreement) shall be aggregated for purposes of this Section 1.1.30;

     1.1.31 "Share Purchase Agreement" means that certain Share Subscription and Purchase Agreement dated as of April __, 1994, by and among the Company and STAR;

     1.1.32 "Shares" means at the relevant time the common shares and the preference shares in the capital of the Company issued and outstanding;

     1.1.33 "STAR Transferee" means any Person which controls, is controlled by, or is under common control with STAR II, STAR III, or STAR IIIA, or which is managed by the Manager. The "Manager" means the Person which makes investment decisions for STAR II, STAR III, or STAR IIIA, or any Person which controls, is controlled by, or is under common control with, such Person. In addition to the foregoing, for a period of six (6) months from the date of this Agreement, "STAR Transferee" shall include (solely as to 20% of the Shares owned by STAR) any Person or Persons engaged in the business of venture capital financing, which Person or Persons shall be subject to the prior approval of the Company, such approval not to be unreasonably withheld.

     1.1.34 "Valuation Date" means with respect to the determination of a Shareholder's Investment Purchase Price the last day of the month immediately preceding the date of a Default as defined in Section 10.1.


1.2  Internal Reference

     The terms "hereof", "hereto" and "hereunder" are similar expressions, mean and refer to this Agreement and not to any particular Article or Section of this Agreement.

1.3  Including

     The word "including", when following any general statement, term or matter, shall not be construed to limit such general statement, term or matter to the specified item or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or word of similar import) is used with reference thereto but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

1.4  Computation of Time Periods

     In this Agreement and any notice or other document delivered hereunder, except where expressly otherwise provided, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

1.5  Currency

     Unless otherwise indicated, all dollar amounts referred to in this Agreement are in Canadian funds.

1.6  Headings

     The index to this Agreement and the headings of the Articles hereof are included for convenience only and do not form a part of this Agreement, nor are they intended to be full or accurate descriptions of, or to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof and they will not affect its construction.

1.7  Accounting Terms

     All accounting terms not defined in this Agreement will have those meanings generally ascribed to them in accordance with GAAP, applied consistently.

1.8  Applicable Laws and Attornment

     This Agreement will in all respects be governed by and be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in the Province of British Columbia. Each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

1.9  Number and Gender

     Wherever the singular or the masculine is used herein the same will be deemed to include the plural or the feminine or the body politic or corporate.

                                   ARTICLE 2
                THE FBDB AGREEMENT AND THE MICHELSON AGREEMENT

2.1  FBDB Agreement

     The Company, FBDB and the Management Shareholders agree that this Agreement shall be deemed to amend and replace the FBDB Agreement in its entirety, and that the FBDB Agreement is terminated and of no further force or effect, from and after the date of this Agreement.

2.2  Michelson Agreement

     The Company, FBDB and the Management Shareholders agree that this Agreement shall be deemed to amend and replace paragraphs 6, 7, 8, 9, 11, 14, 23, and 25 of the Michelson Agreement in their entirety, and that such paragraphs of the Michelson Agreement are terminated and of no further force or effect, from and after the date of this Agreement.

                                   ARTICLE 3
                     CONDUCT OF THE AFFAIRS OF THE COMPANY

3.1  Implementation

     Each Shareholder will vote an act at all times in its capacity as such, and will use its best endeavours and take all such steps as may be reasonably within its powers, so as to cause the Company to act in the manner contemplated by the provisions of this Agreement and so as to implement fully the provisions of this Agreement and to the extent, if any, which may be permitted by law, will cause their nominees as directors of the Company so to act.

3.2  Composition of the Board

     Notwithstanding any provisions of the Company's Certificate or Articles of Incorporation or By Laws, each Shareholder will vote its Shares at all meetings of shareholders at which it is represented so that the Board will be comprised of six directors and so that one nominee of each of Spencer, Gelbart, Michelson, FBDB, STAR, and the employees that hold shares granted from the Employee Reserved Shares, is a director of the Company; provided, however, that the
                                               --------
Shareholders may by unanimous agreement increase the number of directors to seven or to eight and by unanimous agreement nominate directors to occupy the vacancies so created. If a position on the Board is open for any reason whatsoever, only the party (or parties) whose nominee formerly occupied that position will be entitled to nominate a new director to fill that vacancy. Notwithstanding the foregoing. If any party to this Agreement owns less that 3% of the issued common shares, it will not have a right to nominate a director (or to participate in the nomination of a director nominated by all of the Shareholders), and in such case the number of directors on the Board will be correspondingly reduced; provided, however, that for purposes of this Article 3,
                         --------
the
shareholdings of STAR II, STAR III, STAR IIIA, Interstock, Unicycle, Shoham, and any STAR Transferee (together with the shares which any Other Investor (as defined in Section 1.1.30 hereof) has acquired, or has a right to acquire, pursuant to Section 4.3 of the Share Purchase Agreement) shall be aggregated and STAR II, STAR III, STAR IIIA, Interstock, Unicycle, Shoham, and any STAR Transferee (along with such Other Investor) shall together be deemed to be a single Shareholder. Whether or not FBDB nominates a Director to the Board of Directors of the Company, during any time when FBDB is entitled to so nominate a Director, FBDB shall have the right to send an additional Representative to meetings of the Board of Directors, which Representative(s) shall be invited to attend all Board meetings and shall receive all information and material presented to the Board, as would a director. Notwithstanding anything in this
Section 3.2, in the event that a Management Shareholder is terminated as an employee of the Company for Cause (as defined below), or voluntarily terminates his employment with the Company, then he shall only be entitled to act as a Director of the Company with the consent of a majority of the other Directors of the Company, but in the absence of such consent he shall retain the right to nominate a person other than himself to serve as a Director of the Company; provided, however, that the nominee of such Management Shareholder to serve as a
---------
Director of the Company shall be subject to the approval of a majority of the other Directors of the Company, such approval not to be unreasonably withheld. For purposes of this Section 3.2, "Cause" shall mean (1) a breach of trust, including for example, but without limitation, acts of moral turpitude, theft, embezzlement, self-dealing; (2) a material breach by a Management Shareholder of the terms of his employment agreement; or (3) any act of, or omission by, a Management Shareholder which, in the reasonable judgment of the directors of the Company, amounts to a serious failure by such Management Shareholder to perform his responsibilities or functions or in the exercise of his authority, which failure, in the reasonable judgment of the directors of the Company, rises to a level of gross nonfeasance, misfeasance or malfeasance.

3.3  Removal of Director

     If a director fails to vote and act as a director to carry out the provisions of this Agreement, then the Shareholders will exercise their right as shareholders of the Company and in accordance with the Articles remove that nominee from the Board. The party (or parties) whose nominee formerly occupied that position will be entitled to nominate a new director to fill that vacancy.

3.4  BY-laws

     Unless otherwise provided herein, the conduct of the business of the Company will be governed in accordance with the By-laws.

3.5  Quorum and Directors' Meetings

     A quorum required for the transaction of business at a meeting of the Board will be four directors (of which one must be a nominee either of FBDB or of STAR), and there shall be a minimum of four Board meetings held at approximately three month intervals during each fiscal year that this Agreement remains in force.

3.6  FBDB and STAR Directors Consent

     The following matters will only be undertaken by the Company with the consent of a majority of the directors of the Company which majority includes the directors of the Company nominated by FBDB and STAR:

     3.6.1 any increase or reduction in the capital of the Company or any alteration of the Company's capital structure;

     3.6.2 the declaration of dividends on the shares of the Company;

     3.6.3 the redemption or purchase for cancellation or other retirement of any of its securities;

     3.6.4 any alteration of the Articles of Incorporation or By-laws of the Company.

3.7  FBDB or STAR Directors Consent

     The following matters will only be undertaken by the Company with the consent of a majority of the directors of the Company which majority includes either the director of the Company nominated by FBDB or the director of the Company nominated by STAR:

     3.7.1 the hiring or termination of the CEO, the President or any vice-president of the Company;

     3.7.2 any increase in the remuneration of any officers or directors of the Company.

     3.7.3 the issue of shares by the Company, with the exception of issuances of Employee Reserved Shares to employees other than the Management Shareholders;

     3.7.4 the consolidation, merger or amalgamation of the Company with any other company, association, partnership or legal entity;

     3.7.5 any transaction out of the ordinary course of the business of the Company;

     3.7.6 the incorporation of a Related Company;

     3.7.7 any increase in the number of directors of the Company, except an increase made to appoint a nominee of a Person who makes an investment in the Company of not less than $500,000;

     3.7.8 the expenditure by the Company of any amount in excess of $100,000 aggregate in any calendar year for the repurchase of shares of the Company.

3.8  Allotments

     Subject to the provisions of the applicable provincial or federal statutes for such offering, the Company shall offer to each Shareholder a pro rata right to purchase future shares allotted, provided the foregoing does not apply to any allotment pursuant to:

     3.8.1 rights of exchange or conversion attached to shares or other securities of the Company;

     3.8.2 an amalgamation;

     3.8.3 a compromise or arrangement;

     3.8.4 a dividend payable in shares;

     3.8.5 the allotment of shares made pursuant to the terms of any agreement between the Company and any employee or Director thereof (in the case of a Director, only so long as such allotment is part of such Director's compensation) effective during the period of employment or appointment and or at the termination of the employment or the appointment of any such employee or Director;

     3.8.6 an allotment of any of the Employee Reserved Shares; or

     3.8.7 an allotment of any shares issued pursuant to Section 6.4 of that certain Share Subscription and Purchase Agreement of even date herewith by and among the Company and STAR (the "Purchase Agreement") or pursuant to Section 4.3 of the Purchase Agreement.

3.9  Confidentiality of Private Affairs

     No Shareholder will (while a Shareholder of or employed by the Company or at any time thereafter) disclose to any Person not a Shareholder at the time of disclosure, the private affairs of the Company or any of its Related Companies, contracts or agreements of the Company or its Related Companies, the financial position of the Company or its Related Companies (except that FBDB and STAR may, in good faith, disclose the financial position of the Company to a creditor of the Company, if acting in good faith FBDB or STAR forms the view that such disclosure is in the best interests of the Company, or to a prospective purchaser of its interest in the Company), any prospects of business of the Company or its Related Companies which is not public knowledge and will not (either while such Shareholder is a Shareholder of or employed by the Company or at any time thereafter) use for its own purposes (except that FBDB and STAR shall have the right to refer to their investment in the Company in their publications and promotional material) or for any purposes other than those of the Company and information he may acquire in relation to the business of the Company or its Related Companies.

3.10  Intellectual Property

      The Company will cause each of the persons, whether employees of the Company or consultants, as may from time to time be engaged by the Company to assign to the Company any and all rights, patents and inventions arising out of the work of such employees or consultants or arising out of the use of funds, materials or facilities of the Company together with any product, process or technique, the development of which arises directly or indirectly from the development of the above-mentioned products.

3.11  Trade Secrets and Secret Information

      All trade secrets and secret information (including trade secrets and secret information discovered or developed by the Company or its Related Companies) which the Shareholders or any of them may acquire respecting any process, formula, plan, skill, research, equipment or method of doing business, developed or being developed or used by or known to the Company or its Related Companies while they are Shareholders of the Company or during their term of employment with the Company shall at all times (both while they are Shareholders of or employed by the Company and at all times thereafter) and for all purposes be held for the Company in a fiduciary capacity and solely for the benefit of the Company and the Shareholders and each of them covenants and agrees with each of the parties hereto not to use (either while they are Shareholders of or employed by the Company or at any time thereafter) for their own purposes any trade secret or secret information aforesaid or disclose, divulge or communicate orally, in writing or otherwise to any person or persons any trade secret or secret information aforesaid. The CEO, in his discretion, shall determine which of the employees of the Company shall be required to enter into an appropriate formal secrecy agreement with respect to the trade secrets and secret information of the Company.

3.12  Non-Competition

      No Shareholder will, while a Shareholder of the Company, or at any time during the period of two years from the date that such Shareholder ceases to be a Shareholder of the Company, directly or indirectly, as principal, agent, trustee, or through the agency of any incorporation, partnership, association or agent or agency, within North America, Europe, or Japan:

      3.12.1 solicit, encourage or suggest to any Shareholder or Shareholders or employee or employees or agent or agents of the Company or its Related Companies that such Shareholder or Shareholders or employee or employees or agent or agents or any of them leave the employ of the Company or its Related Companies or cease to act as its agent;

      3.12.2 other than FBDB or STAR, engage in a line of business that is competitive with the business now, or at any time while such Shareholder is employed by or acts as a director of the Company, carried on by the Company; or

      3.12.3 canvass or solicit any business, if doing so would in any way, directly or indirectly, be detrimental to the business or best interest of the Company, from any person who shall at any time while such Shareholder was a Shareholder, have been a client or customer of the Company or any of its Related Companies.

3.13  Books and Records

      The Company shall at all times maintain at its head office proper books of account, which shall contain accurate and complete records of all transactions, receipts, expenses, assets and liabilities of the Company.

3.14  Reporting to the Board

      The Company shall, and the Board of Directors shall cause the officers of the Company to, prepare and provide to the Board, FBDB, and STAR:

      3.14.1 within 30 days before the end of each fiscal year and at other times as it may be prepared, a budget for the forthcoming 12-month period comprising projected statement of income and expenses, cash flow projections and pro forma balance sheet for the coming year;

      3.14.2 within 30 days of the end of each month, unaudited financial statements including a balance sheet as at the end of such month and statements of income or loss, with comparatives to the preceding fiscal year and the budget for the corresponding period;

      3.14.3 within 90 days of the end of each fiscal year, audited financial statements including without limitation a balance sheet prepared as at the end of such year, and statements of income or loss, changes in financial position and changes in retained earnings for such fiscal year, with comparatives to the previous fiscal year;

      3.14.4 within 30 days of each fiscal quarter, unaudited financial statements including without limitation a balance sheet prepared as at the end of such quarter, and statements of income or loss, changes in financial position and changes in retained earnings for such fiscal quarter, with comparatives to the previous fiscal quarter;

      3.14.5 from time to time, as required by the Board a strategic plan for the forthcoming 12-month period, within 60 days of receipt of a request for such plan from the Board;

      3.14.6 such other information, accounts, data and projections as any director may reasonably request from time to time.

Each of FBDB and STAR reserves the right to receive additional information from the Company and its auditors, which is reasonably required to understand better the affairs of the Company. Any director in a representative capacity may pass that and all other information received by him to the Shareholder he represents.

3.15  Notice of Shareholders Meetings

      The Company will provide to all Shareholders not less than 21 days notice in writing of any meeting of the Shareholders will be entitled to copies of minutes of proceedings at Shareholders meetings.

3.16  Membership on Committees

      3.16.1 The nominee director of STAR shall be appointed to the Compensation Committee of the Company (the "Compensation Committee") and, if such Committee is established, to any Finance Committee of the Company.

      3.16.2 The nominee director of FBDB shall be appointed to the Compensation Committee, the audit committee of the Company and, if such committee is established, to any finance committee of the Company.

3.17  Boards Of Subsidiaries

      The Board of Directors of any subsidiary of the Company which conducts, or which is proposed to conduct, a material portion of the Company's business shall be identical to the Board of Directors of the Company as from time to tome constituted. The decision whether a subsidiary is conducting, or is proposed to conduct, a material portion of the Company's business shall be made form time to time by a majority of the Board of Directors of the Company which majority shall include either the director nominated by FBDB or the director nominated by STAR. The Board of Directors of any other subsidiary of the Company shall be comprised as determined by the Board of Directors of the Company from time to time and shall report quarterly to the Board of Directors of the Company.

                                   ARTICLE 4
                            COMPENSATION COMMITTEE

4.1   Distribution of Bonuses and Employee Reserved Shares

      The Company may pay an Employee Bonus to employees of the Company and its subsidiaries, in such aggregate amount as the Company deems appropriate, and may issue all or any portion of the Employee Reserved Shares, provided:

      4.1.1 the Employee Bonus shall only be paid from funds which constitute the Operating Profit for the applicable fiscal year;

      4.1.2 the aggregate of all Employee Bonuses declared for the applicable fiscal year shall not exceed 12% of the Base Amount (as defined below) and shall be determined as follows:

         (a) Employee Bonuses shall be paid to all employees of the Company, other than Spencer, Gelbart, and Michelson, in an aggregate amount which is 9% of the Base Amount;

         (b) Employee Bonuses may, at the sole discretion of the Company's management, be paid to any employees of the Company, other than Spencer, Gelbart, and Michelson, in an aggregate amount which is no greater than 3% of the Base Amount;

         (c) for purposes of this Section 4.1.2, the Base Amount in any fiscal year shall be an amount equal to:

             (i)    Operating Profit, less

             (ii)   12% of Average Shareholders Equity.

      4.1.3 the Employee Reserved Shares may only be allotted and issued with the consent of a majority of the Company's Board of Directors.

4.2   Limitation

      No Employee Bonus may be declared to Spencer, Gelbart or Michelson, and no Employee Reserved Shares may be issued to Spencer, Gelbart or Michelson by the Company without the prior, written approval of the Compensation Committee which approval must include the affirmative vote of the STAR nominee or the FBDB nominee.


                                   ARTICLE 5
                RESTRICTIONS ON TRANSFER/RIGHT OF FIRST REFUSAL

5.1   Right of First Refusal

      Except as otherwise expressly permitted in this Agreement, a Shareholder wishing to sell, transfer or otherwise dispose of any of his Investment (the "Offeror") will first offer to each of the other Shareholders (the "Others") by notice in writing (the "Offer") delivered to the Others, the prior right to purchase, receive or otherwise acquire such portion of the Investment of the Offeror.

5.2   Contents of Offer

      The Offer will state that the Offeror has determined to avail himself of the provisions of this Article 5 and will set forth:

      (a) the portion of the Investment offered for sale (the "Offered
Portion");

      (b) the price at which the Offeror offers to sell the Offered Portion;

      (c) the terms and conditions of the sale;

      (d) that the offer must either be accepted in its entirety or not at all and that it is open for acceptance by the others for a period of 30 days after receipt of the Offer (the "Preliminary Period");

      (e) in the event of a third party offer, a copy of such offer.

5.3   Pro Rata Acceptance of Offer

      The Offer must initially be open for acceptance by the Others for a Preliminary Period of 30 days after receipt of the Offer (the "Preliminary Period"), within which they may elect to accept the Offer pro rata in accordance with their respective shareholdings in the Company of the kind and class of Shares included in the Offer.

5.4   Notice of Acceptance During Preliminary Period

      Acceptance of the Offer by any of the Others during the Preliminary Period will be by notice to the Offeror and by such acceptance an Other may specify any additional portion of the Offered Portion offered for sale that such Other is prepared to purchase in the event that any of the other; Others fails to accept their pro rata proportion of the Offer (his "Specified Additional Portion").

5.5   Notice of Expiry of Preliminary Period

      The Offeror will forthwith advise each of the Others by notice of the extent to which the Offer has not been accepted upon the expiration of the Preliminary Period.

5.6   Additional Acceptance Following Preliminary Period

      To the extent the Offer has not been accepted in its entirety by the Others within the Preliminary Period, such of the Others as have in their notice of acceptance of the Offer specified a Specified Additional Portion (the "Eligible Others") will be entitled prior to the expiration of an additional 30 days (the "Offering Period"), to accept such portion of the Investment as is then available by notice to the Secretary. The portion of the Offered Portion not accepted during the Preliminary Period will be divided between the Eligible Others as may be agreed between them, and failing agreement, will be divided pro rata as provided in Section 5.3 except that no Eligible Other may accept more than his Specified Additional Portion of the Offered Portion except with the unanimous consent of the Eligible Others. In the event that the pro rata share of an Eligible Other is limited by his Specified Additional Portion as aforesaid, that portion of his pro rata share in excess of his Specified Additional Portion will be divided among the remaining Eligible Others where pro rata shares do not exceed their Specified Additional Portions pro rata as provided in Section 5.3.

5.7   Notice to Offeror

      Upon the expiration of the Offering Period, the Offeror will advise the Offerees whether the Offer has been accepted in its entirety and if so, by whom.

5.8   Closing

      5.8.1 In the event that the Offer has been accepted in its entirety, the closing of the purchase and sale of the Offered Portion to the other Shareholders shall take place promptly following the expiration of the Offering Period.

      5.8.2 Subject to Section 5.11, if the Offer is not wholly accepted within the Offering Period, the Offeror may, within 90 days after the expiry of the Offering Period, sell, transfer, or otherwise dispose of the Offered Portion to any other Person (a "Third Party") for not less than the price and on no better terms and conditions than as set out in the Offer. If a sale to a Third Party is not completed within 90 days after expiry of the Offering Period, the provisions of Sections 5.1 to 5.7 will again become applicable to any sale, transfer or other disposition of the Offeror's Investment.

5.9   Agreement Binding on Third Party

      No sale, transfer or disposition of an Investment permitted by Sections 5.8, 5.10, 5.11, or 5.12 will be made unless the Third Party (or other transferee as described in such sections) has entered into an agreement with the Others and the Company under which the Third Party agrees to be bound by and will be entitled to the benefit of the provisions of this Agreement.

5.10  Transfer to Affiliate

      Notwithstanding Section 5.1, any Shareholder may transfer or otherwise dispose of the whole of its investment to any of its Affiliates, provided that the Shareholder and the Affiliate enter into an agreement with the other Shareholders and the Company to the effect that:

      (a) the Affiliate will remain such so long as the Affiliate holds the Investment or any part thereof;

      (b) the Affiliate will otherwise be bound by and have the benefit of the provisions of this Agreement as a Shareholder;

      (c) prior to the Affiliate ceasing to be such, the Affiliate will transfer its Investment back to the Shareholder or to another Affiliate of the Shareholder (provided that the transferee Affiliate enters into an agreement with the other Shareholders and the Company to the same effect as that entered into by the transferor Affiliate).

5.11  Transfers by Management Shareholders

      (a) Except as provided in this Section 5.11, the Management Shareholders may not sell, transfer or otherwise dispose of their Investment to any third party except a Shareholder.

      (b) In the event that STAR sells more than 50% of its Investment to third parties other than STAR Transferees, the Management Shareholders may transfer their Investments without regard to this Section 5.11, subject to the rights of first refusal described above and to Article 6 hereof.

      (c) In the event that the Company terminates without Cause (as defined in Section 3.2 above) the employment of any management Shareholder, he may transfer all of his Investment, subject to the rights of first refusal described above, upon approval by the Company of the intended transferee, such approval not to be unreasonably withheld. This Section 5.11 (c) shall not apply in the event that the Company terminates with Cause the employment of any Management Shareholder or in the event that any Management Shareholder voluntarily leaves the employment of the Company.

      (d) Notwithstanding the provisions of Section 5.11 (a), each Management Shareholder may for a period of five (5) years from the date hereof transfer Shares representing up to 20% of the number of Shares held by him on the date hereof, and may during the period beginning two (2) years from the date hereof and ending five (5) years from the date hereof transfer Shares representing up to an additional 10% of the number of Shares held by him on the date hereof, and may during the period beginning four (4) years from the date hereof and ending five (5) years from the date hereof transfer Shares representing up to an additional 10% of the number of Shares held by him on the date hereof, subject in any such case to the rights of first refusal described above and to Article 6 hereof; provided, however, that the transfer under this Section 5.11 (d) of the
        --------
first 6.7% of the number of Shares held by each Management Shareholder shall not be subject to Article 6 hereof.

      (e) Notwithstanding anything else set forth in this Agreement, each of the Management Shareholders may freely sell, transfer or otherwise dispose of any of the Investment to a Family Member, provided, however, that any such transfer shall be subject to the voting rights of and for his shares remaining with and being exercised solely by such Management Shareholder, and each of the Management Shareholders covenant and agree to do such things and execute such further assurances as may be necessary to assure compliance by such Family Member of the provisions of this Section 5.11 (e); and provided further, that
                                                       -----------------
such Family Member shall be bound by all of the terms and conditions of this Agreement as if he or she were a party hereto. Each of the Management Shareholders agree that upon any such transfer, the Company shall have the unfettered liberty to recognize only such Management Shareholder as having the right to exercise the vote or votes attached to the transferred shares.

      (f) In the event that a Management Shareholder's Investment is transferred upon his death to his heirs, such heirs shall be entitle to sell, transfer or otherwise dispose of any portion of such Investment without regard to this
Section 5.11, but subject to the rights of first refusal described above.

      (g) Each Management Shareholder agrees that this Section 5.11 applies to Family Members and Affiliates to which any portion of a Management Shareholder's Investment was transferred, sold, or otherwise disposed prior to the date of this Agreement as if such transfer, sale, or other disposition took place after the date of this Agreement.

      (h) This Section 5.11 shall terminate upon the Company's initial public offering of shares.

5.12  Transfers by Star

      Notwithstanding anything else set forth in this Agreement, STAR may freely sell, transfer or otherwise dispose of any of STAR's Investment to a STAR Transferee.

5.13  Prohibition on Encumbrances

      Except as specifically provided herein, no Shareholder will mortgage, pledge, charge, hypothecate or otherwise encumber his Investment or any part thereof without the prior written consent thereto of the Board.

5.14  Prohibition on Transfer by Defaulting Shareholder

      Notwithstanding any other provision of this Agreement, no Shareholder will be entitled to sell, transfer or otherwise dispose of any of his Investment in accordance with Sections 5.1 to 5.13 of he is at such time a Defaulting Shareholder as defined in Article 7, unless prior to or concurrent with such sale, transfer or other disposition he ceases to be a Defaulting Shareholder.

5.15  FBDB

      If FBDB is required by law to sell, transfer or otherwise dispose of all or substantially all of its assets, FBDB may transfer or otherwise dispose of all shares of the Company held by FBDB to any person provided that:

      (a) such person has become party to this Agreement; and

      (b) neither such person nor any of its associates or affiliates is engaged in a business which competes with the business of the Company as then constituted.

5.16  Share Endorsement

      Each of the Shareholders shall authorize and instruct the Company to endorse on the face of each certificate the following:

"The shares represented by this certificate are transferable only in compliance with and pursuant to the terms of an agreement among the Shareholders of CREO Products Inc., made as of the 29/th/ day of April 1994."

5.17  Voting Rights

      The endorsement of share certificates under Section 5.16 will not affect the right of any Shareholder to vote the Shares held by him, to receive any dividends paid thereon or to receive any amounts paid by the Company as a return of capital or otherwise.

                                   ARTICLE 6
                                   PIGGYBACK

6.1 Subject to the procedures relating to the rights of first refusal described in Article 5 above, if any Shareholder other than STAR (the "Seller") shall wish to sell, exchange or transfer any of its shares (the "Subject Shares") to any person other than a Shareholder (the "Buyer"), the Seller shall give to the other Shareholders (including STAR) an equal right respectively, to sell to the Buyer all or an equivalent portion, as the case may be, of their shares at the same price and terms as are applicable to the Subject Shares.

6.2 The Seller shall give the other Shareholders 30 days written notice (the "Piggyback Notice") of any intended sale, stating the Buyer, the number of shares and the price and terms. Any other Shareholder may by written notice (the "Acceptance") to the Seller not later than 20 days after receipt of the Piggyback Notice elect to participate in such sale and include therein his respective portion of the Subject Shares at the same price and on the same terms specified in the Piggyback Notice. The Seller shall be free to sell the Subject Shares to the Buyer at no lesser price and on no less favorable terms than stated in the notice, provided that the Buyer must concurrently purchase any Shares as to which the Seller has received an Acceptance, at the same price and on the same terms applicable to the Subject Shares.

                                   ARTICLE 7
                              REGISTRATION RIGHTS

7.1 Incidental Registration. If the Company shall elect to offer any of its securities to the public, it shall give notice to the Shareholders of such intention, and shall include in such offering a portion of the Shareholders' Shares in each case equal to the total amount of shares registered, multiplied by an amount derived by dividing the number of Shares held by such Shareholder, by the total number of shares outstanding at that time. In the event the public offering involves an underwriting, the rights of the Shareholders hereunder shall be conditional upon the underwriter's determination as to marketing factors requiring the limitation of such right, and the underwriter may preclude from the offering any or all securities which could have otherwise been included in the offering.

7.2 Demand Registration. At any time commencing one year following the closing of the Company's initial public offering, and for a period of five (5) years thereafter, a Shareholder or Shareholders holding, in either case in the aggregate at least 3% may request in writing that all or part of the requesting parties' Shares shall be registered for trading on any securities exchange; provided, however, that such request must cover Shares representing a market
--------
value at the time of such request equal to a minimum of C$5,000,000. Within 20 days after receipt of any such request, the Company shall give written notice of such request to the other Shareholders and shall include in such registration all Shares held by them with respect to which the Company receives written requests for inclusion therein within 15 days after the receipt of the Company's notice. Thereupon, the Company shall use its best efforts to affect the registration of all Shares (as to which it has received requests for registration) for trading on the securities exchange specified in the request for registration. In the event the registration involves an underwriting, the rights of the Shareholders hereunder shall be conditional upon the underwriter's determination as to marketing factors requiring the limitation of such right, and the underwriter may preclude from the offering any or all securities which could have otherwise been included in the offering.

7.3 Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Shares pursuant to Section 7.1 shall be selected by the Company, and the managing underwriters for any offering of Shares pursuant to Section 7.2 shall be selected by the Shareholder delivering the request for registration.

7.4  Expenses.  All expenses incurred in connection with a registration under
Section 7.2 shall be borne by the selling Shareholders participating in such registration on a pro rata basis; provided, however, that the Company shall pay
                                  --------
any expenses associated with such registration which the Company would have incurred in the ordinary course of business. All expenses incurred in connection with a registration under Section 7.1 shall be borne by the Company; provided, however, that each of the Shareholders participating in such
--------
registration shall pay its pro rata portion of the fees, discounts or commissions payable to any underwriter.

7.5 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Shareholders in this Article 7.

7.6 Indemnification. In the event any of the Shareholders' Shares are included in a registration statement under this Article 7:

     7.6.1 The Company will indemnify each Shareholder, each of its officers and directors and partners and such Shareholder's separate legal counsel and independent accountants, and each person Controlling such Shareholder, and each underwriter, if any, and each person who Controls any underwriter, against all expenses (including legal and accounting expenses), claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation applicable to the Company in connection with any such registration.

     7.6.2 Each Shareholder will, if Shares held by such Shareholder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's shares covered by such a registration statement, each person who Controls the Company or such underwriter, and each other such Shareholder, each of its officers and directors and each person Controlling such Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the obligations of each Shareholder hereunder shall be limited to an amount equal to the proceeds to each such Shareholder of shares sold as contemplated in this Article 7.

                                   ARTICLE 8
                              INSURANCE POLICIES

8.1  Insurance on Shareholders

     The Company will to the extent he is insurable, own and maintain the Policies, which shall be payable to the Company, on the life of each of the Management Shareholders (except Pritchard), each totalling not less than $2,000,000 in amount, and may own and maintain Policies on the life of other Shareholders who are natural persons for an initial term of two years. Within a reasonable time prior to the expiration of the two year term, the Board will determine whether or not to renew the Policies on such terms and for such periods as the Board may deem advisable.

8.2  Maintain Policies

     The Company will pay the premiums on the Policies as they become due and maintain the Policies in good standing and in full force and effect so long as the Shareholder remains such. If any premium is not paid by the Company within thirty days after its due date, the Shareholder whose life (or whose Representative's life) is insured under the Policy on which that premium is due will have the right to pay such premium and be reimbursed therefor by the Company on demand.

8.3  Policy Information

     The Company will authorize and direct the insurer under any of the Policies to give the insured Shareholder or Representative, upon his written request, any information he may request with respect to any Policy on his life.

8.4  No Dealing with Policies

     The Company may apply dividends (if any) on the Policies toward the payment of premiums thereon. Subject thereto, the Company will not, without the prior written consent of the Shareholders, modify or impair any rights or values of the Policies, or exercise any right of ownership in such Policies, except to collect the death benefits thereof.

8.5  Sale of Policies

     If, for any reason, this Agreement is terminated while the Shareholders or any of them are still living, then each Shareholder will have the right to purchase from the Company any of the Policies on his life maintained by the Company for a purchase price equal to the cash surrender value of such Policies and if there is no cash surrender value, the Policies may be purchased for a purchase price of $1.00.

                                   ARTICLE 9
                       DEATH OF A MANAGEMENT SHAREHOLDER

9.1  Nomination of Director

     Each of the Shareholders agrees that, subject to Section 9.2, upon the death of a Management Shareholder, the right of such Management Shareholder to nominate a director shall devolve to the heir or heirs of such Management Shareholder who become the owner or owners of such Management Shareholder's shares of the Company; provided, however, that the nominee of such heir or heirs
                       --------
to serve as a Director of the Company shall be subject to the approval of a majority of the other Directors of the Company, such approval not to be unreasonably withheld.

9.2  Heirs Bound by this Agreement

     Each of the Management Shareholders agree that the rights described in
Section 9.1 may not be exercised until such heir or heirs agree in writing to be bound by all of the terms and conditions of this Agreement.

                                  ARTICLE 10

10.1 Events of Default

     It is an event of a default (a "Default") if any Shareholder (the "Defaulting Shareholder"):

     10.1.1 fails to observe, perform or carry out any of his obligations hereunder and such failure continues for 30 days after any of the Shareholders not in default (the "Non-Defaulting Shareholder" individually and the "Non-Defaulting Shareholders" collectively) has, by notice in writing delivered to the Secretary and the Defaulting Shareholder (the "Default Notice"), demanded that such failure be cured;

     10.1.2 fails to take reasonable actions to prevent or defend assiduously, any action or proceeding brought against him to effect the seizure, execution or attachment of his Investment (or part thereof) or which claims any right to possess, sell, foreclose, appoint a receiver or receiver-manager, or forfeit or terminate any part of his Investment, and such failure continues for 30 days after a Non-Defaulting Shareholder has in writing demanded that such reasonable actions be taken or Defaulting Shareholder fails to defend successfully any such action or proceeding; or

     10.1.3 becomes a bankrupt, commits an act of bankruptcy, makes an assignment for the benefit of creditors or otherwise has appointed a receiver or receiver-manager of its assets.

10.2 Remedies for Default

     In the event of a Default under Section 10.1, the Non-Defaulting Shareholder(s) may by two-thirds majority agreement of the Non-Defaulting Shareholders do any one or more of the following:

     10.2.1 pursue any remedy available to them in law or equity, it being acknowledged by each of the Shareholders that specific performance, injunctive relief (mandatory or otherwise) or other equitable relief may be the only adequate remedy for a Default;

     10.2.2 take all actions in their own names or in the name of the Defaulting Shareholder, the Shareholders or the Company as may reasonably be required to cure the Default, in which event all payments, costs and expenses incurred therefor will be payable by the Defaulting Shareholder to the Non-Defaulting Shareholder(s) on demand with interest at the rate of interest quoted by the Royal Bank of Canada as its prime rate (at the beginning of each quarter) plus 1%.

     10.2.3 implement the buy-sell procedure set out in Section 10.3;

     10.2.4 waive the Default provided, however, that any waiver of a particular Default will not operate as a waiver of any subsequent or continuing Default.

10.3 Buy-sell Procedure

     If the event of Default under Section 10.1 is unremedied 30 days after receipt of the Default Notice, then on such date the Defaulting Shareholder is deemed to offer to sell to the Non-Defaulting Shareholders (the "Default Offer") all (or such portion as to which Non-Defaulting Shareholders accept such offer) of his Investment on the following terms and conditions:

     10.3.1 The price payable for the Investment of the Defaulting Shareholder will be the Investment Purchase Price, to be paid at closing, by certified cheque or wire transfer to the Defaulting Shareholder.

     10.3.2 Each Shareholder shall initially be entitled to purchase its pro rata share of the Defaulting Shareholder's Shares.

     10.3.3 Prior to a date which is 60 days after the date of the Default Notice (the "Preliminary Period"), any Shareholder may notify the Defaulting Shareholder and the Secretary in writing whether it intends to purchase its pro rata share of the Defaulting Investor's Shares and may specify any additional portion thereof that such Shareholder is prepared to purchase in the event that any of the other Shareholders fails to accept their pro rata proportion of the Offer (his "Specified Additional Portion").

     10.3.4  Notice of Expiry of Preliminary Period

     The Secretary will forthwith advise each of the Shareholders by notice of the extent to which the Default Offer has not been accepted upon the expiration of the Preliminary Period.

     10.3.5  Additional Acceptance Following Preliminary Period

     To the extent the Default Offer has not been accepted in its entirety by the Shareholders within the Preliminary Period, such of the Shareholders as have in their notice of acceptance of the Default Offer specified a Specified Additional Portion (the "Eligible Others") will be entitled prior to the expiration of an additional 30 days (the "Offering Period"), to accept such portion of the Defaulting Shareholder's Shares as is then available by notice to the Secretary. The portion of the Investment not accepted during the Preliminary Period will be divided between the Eligible Others as may be agreed between them, and failing agreement, will be divided pro rata, except that no Eligible Other may accept more than his Specified Additional Portion of the Investment except with the unanimous consent of the Eligible Others. In the event the pro rata share of an Eligible Other is limited by his Specified Additional Portion as aforesaid, that portion of his pro rata share in excess of his Specified Additional Portion will be divided among the remaining Eligible Others where pro rata shares do not exceed their Specified Additional Portions pro rata as provided in Section 5.3.

10.4 Acceptance Procedure

     The closing of the purchase of the Investment, or any portion thereof, of the Defaulting Shareholder will occur on the 30th day following the date of the last acceptance in respect to the Offer, or, if that day is not a Business Day, then on the next ensuing Business Day (or such other date as the parties thereto may agree), at which time the Defaulting Shareholder will deliver his resignation to the Board and as an officer, if applicable, the appropriate parties will execute and deliver such certified cheques, promissory notes, share certificates, instruments, conveyances, assignments, escrow agreements and releases as may be reasonably required to effect and complete the sale.

                                  ARTICLE 11
                              GENERAL PROVISIONS

11.1 Termination

     This Agreement will terminate, except as provided in Section 11.2;

     11.1.1 if the Company is dissolved or has a receiving order made against it, goes into bankruptcy either voluntarily or involuntarily or makes a proposal to its creditors;

     11.1.2 if all the parties mutually consent in writing to its termination;
or

     11.1.3 upon the listing of the Company's shares on a recognized public stock exchange.

11.2 Continuing Obligations

     The termination of this Agreement will not affect the obligations of any Shareholder or the Company arising pursuant hereto prior to the date of termination to make payment of any balance owing on the purchase price in respect of any Investment as may have been agreed upon pursuant to this Agreement.

11.3 Former Shareholders

     Any Shareholder who has disposed of all of his Interest in compliance with the provisions of this Agreement will be entitled to the benefit of and be bound by only the rights and obligations which arose pursuant to this Agreement prior to such disposition.

11.4 Further Assurances

     The Shareholders will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

11.5 Entire Agreement, Modification and Waiver

     This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with the exception of paragraphs 1, 2, 3, 4, 5, 10, 12, 13, 15, 16, 17, 18, 19, 20, 21, 22, and 24 of the Michelson Agreement. Except for such paragraphs of the Michelson Agreement, there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification or waiver or termination of this Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Any indulgence by or delay or omission by a party to exercise any right arising from any default or omission will not affect or impair the rights of that party as to any future default or omission.

11.6 No Partnership

     Nothing in this Agreement shall be deemed in any way or for any purpose to constitute any party a partner of any other party to this Agreement in the conduct of any business or otherwise as a member of a joint venture or joint enterprise with any other party to this Agreement.

11.7 Notices

     Any notice required to be given hereunder shall be in writing and shall be effectively given if (i) delivered personally, (ii) sent by prepaid courier service, or (iii) sent by facsimile transmission, addressed as follows:

     11.7.1   if to STAR

           SMV STAR Ventures Management
           Leopoldstr 28A
           80802 Munich
           Germany
           Fax:  49-89-381-70555
           Attention:  Managing Director
           -----------------------------

              with a copy to:

           Goldfarb, Levy, Eran & Co.
           Beit Eliahu
           2 Ibn Gvirol
           Tel Aviv 64077
           Israel
           Fax:  972-3-695-4344
           Attention:  Oded Eran, Adv.
           ---------------------------

     11.7.2   if to the Company:

           CREO Products Inc.
           3700 Gilmore Way
           Burnaby, B.C.
           V5G 4M1
           Fax:  604-437-9891
           Attention:  the Chief Executive Officer
           ---------------------------------------

     11.7.3   if to FBDB:

           Federal Business Development Bank
           700 - 601 West Hastings Street
           Vancouver, BC
           V6B 5G9
           Fax:  604-666-7650
           Attention:  Senior Manager
           ----------  --------------
                       Venture Capital Division
                       ------------------------

              with a copy to:

           Federal Business Development Bank
           4600 - 800 Victoria Square
           Montreal, Quebec
           H4Z 1L4
           Fax:  514-283-7675
           Attention:  Legal Counsel
           ----------  -------------
                       Venture Capital Division
                       ------------------------

     11.7.4   if to Gelbart:

           Daniel Gelbart
           4987 Marguerite Street
           Vancouver, BC
           V5M 3J9

     11.7.5   if to Spencer:

           Kenneth A. Spencer
           7432 Tamarind Drive
           Vancouver, BC
           V5S 3Z9

     11.7.6   if to Michelson:

           Amos Michelson
           2697 West 34th Street
           Vancouver, BC
           V6N 2J3

     11.7.7   if to Pritchard:

           David Pritchard
           c/o CREO Products Inc.
           3700 Gilmore Way
           Burnaby, B.C., V5G 4M1
           Fax:  604-437-9891

Any notice so given shall be deemed conclusively to have been given and received when so personally delivered, on the second day following the sending thereof by courier, or upon electronic confirmation of receipt of a facsimile transmission. Any party hereto may change any particulars of its address for notice by notice to the others in the manner aforesaid.

11.8  Time

      Time will be of the essence hereof.

11.9  Enurement

      This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

11.10 Severability

      If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

11.11 Excusable Delay

      Where a party is delayed in performing or observing a covenant or obligation hereunder which is to be performed or observed by a specified date or within a particular time by reason of Excusable Delay, the date or period of time by or within which such party is to perform or observe such covenant or obligation will be extended by a period of time equal to the duration of the Excusable Delay.

11.12 Assignment

      Except as expressly provided in this Agreement, no party may assign its rights or obligations under this Agreement without the consent in writing of each other party.

11.13 Counterparts

      This Agreement may be executed by the parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

11.14 Further Assurances

      The parties hereto shall with reasonable diligence do all such things and provide all such reasonable assurances as are required to consummate any transaction contemplated hereby, and each party shall provide such further documents or instruments reasonably required by any other party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.


                 [Remainder of page intentionally left blank.]

   IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first hereinabove set forth.

CREO PRODUCTS INC.

/s/ SIGNATURE
-------------------------
Authorized Signatory


_________________________
Authorized Signatory


SVE STAR VENTURES
ENTERPRISES NO. II
LIMITED PARTNERSHIP


/s/ SIGNATURE
-------------------------
Authorized Signatory

_________________________
Authorized Signatory


SVE STAR VENTURES
ENTERPRISES NO. III
LIMITED PARTNERSHIP


/s/ SIGNATURE
-------------------------
Authorized Signatory

_________________________
Authorized Signatory


SVE STAR VENTURES
ENTERPRISES NO. IIIA
LIMITED PARTNERSHIP


/s/ SIGNATURE
-------------------------
Authorized Signatory

_________________________
Authorized Signatory

INTERSTOCK ANSTALT
FUR VERMOGENS UND
TRUST VEWALTUNGEN

/s/ SIGNATURE
-------------------------
Authorized Signatory


UNICYCLE TRADING
COMPANY

/s/ SIGNATURE
-------------------------
Authorized Signatory


/s/ DANIEL GELBART
-------------------------
DANIEL GELBART


/s/ KENNETH A. PRITCHARD
-------------------------
KENNETH A. SPENCER


/s/ AMOS MICHELSON
-------------------------
AMOS MICHELSON


/s/ DAVID PRITCHARD
-------------------------
DAVID PRITCHARD


FEDERAL BUSINESS
DEVELOPMENT BANK


/s/ SIGNATURE
-------------------------
Authorized Signatory


_________________________
Authorized Signatory

     THIS AMENDMENT TO SHAREHOLDERS AGREEMENT made as of the 21st day of November, 1994.

AMONG: CREO PRODUCTS INC., a company duly incorporated under the laws of Canada, registered extraprovincially in the Province of British Columbia, and having an office at 3700 Gilmore Way, Burnaby, British Columbia (herein called the "Company")
                                                   OF THE FIRST PART

AND: FEDERAL BUSINESS DEVELOPMENT BANK, incorporated by special Act of Parliament of Canada, having its head office in the City of Montreal, in the Province of Quebec (herein called "FBDB")
                                                   OF THE SECOND PART

AND:      DANIEL GELBART AND KENNETH A. SPENCER
          (herein collectively referred to as the "Founding Shareholders" and individually referred to as "Gelbart" and "Spencer", respectively)
                                                   OF THE THIRD PART

AND:      AMOS MICHELSON
          (herein called "Michelson")
                                                   OF THE FOURTH PART

AND:      DAVID PRITCHARD
          (herein called "Pritchard"; the Founding Shareholders, Michelson and Pritchard are herein collectively referred to as the "Management Shareholders")
                                                   OF THE FIFTH PART

AND: SVE STAR VENTURES ENTERPRISES NO. II LIMITED PARTNERSHIP (herein called "STAR II"), SVE STAR VENTURES ENTERPRISES NO. III LIMITED PARTNERSHIP (herein called "STAR III"), SVE STAR VENTURES ENTERPRISES NO IIIA LIMITED PARTNERSHIP (herein called "STAR IIIA"), INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST VEWALTUNGEN (herein called "Interstock"), and UNICYCLE TRADING COMPANY (herein called "Unicycle"),(STAR II, STAR III, STAR IIIA, Interstock, Unicycle and Shoham are herein called "STAR"),
                                                    OF THE SIXTH PART

AND: EVERGREEN INTERNATIONAL INVESTMENTS N.V. (herein called "Evergreen"), YAROK AZ Ltd. (herein called Yarok Az"), EVERGREEN CAPITAL MARKETS LTD. (herein called "Capital Markets"), EVERGREEN CANADA-ISRAEL MANAGEMENT LTD. (herein called "ECIM")(Evergreen, Yarok Az, Capital Markets and ECIM are herein called the "Evergreen Group")
                                                   OF THE SEVENTH PART

AND: GILDE INVESTMENT FUND B.V. (herein called "Gilde Investments") and GILDE IV (herein called "Gilde IV") ( Gilde Investments and Gilde IV are herein called "Gilde")
                                                   OF THE EIGHTH PART
AND MARIN INVESTMENTS LIMITED (herein called "Marin"), RAPHAEL AMIT (herein called "Amit") and KENNETH MACCRIMMON and MARILYN MACCRIMMON (herein jointly called "MacCrimmon")(Marin, Amit and MacCrimmon are herein called the "Marin Group")
                                                   OF THE NINTH PART

W H E R E A S:

A. FBDB, the Management Shareholders, STAR,the Evergreen Group, Gilde and the Marin Group are Shareholders of the Company.

B. The Company, FBDB, the Management Shareholders, and STAR entered into a Shareholder Agreement on the 29th day of April 1994 to govern the rights and obligations of the principal Shareholders of the Company (the "Shareholders Agreement");

C. The parties hereto desire to make certain amendments to the Shareholders Agreement to reflect the fact that the Evergreen Group, Gilde and the Marin Group have become Shareholders of the Company.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto agree each with the other as follows;

     1. Each of Evergreen, Yarok Az, Capital Markets, ECIM, Gilde Investments, Gilde IV, Marin, Amit and MacCrimmon is hereby made a party to the Shareholders Agreement as of the date of the Amendment to Shareholders Agreement, and each of such parties agrees to be bound by all of the provisions of the Shareholders Agreement to the extent such provisions are not amended hereby. The Company, FBDB, the Management Shareholders, and STAR, agree that this Amendment of Shareholders Agreement shall be deemed to amend the Shareholders Agreement as more fully set forth herein. All of the parties to this Amendment to Shareholders Agreement agree that, except to the extent it is amended hereby, the Shareholders Agreement shall remain in full force and effect. All references in the Shareholders Agreement to "the Agreement" or to "this Agreement" shall be deemed to refer to the Shareholders Agreement as amended by this Amendment to Shareholders Agreement.

     2. Section 1.1.30 of the Shareholders Agreement is deleted, and in its place is inserted the following language, subject to Section 14 of this Amendment to Shareholders Agreement:

               1.1.30 "Shareholder" means FBDB, each of the Management Shareholder, each of the Persons comprising STAR, each of the Persons comprising the Evergreen Group, each of the Persons comprising Gilde,each of the Persons comprising the Marin Group, and the respective successors or permitted assigns of each of the foregoing, and "Shareholders" means all of such entities collectively; provided,
                                                                      --------
          however, that all of the Persons comprising STAR and any and all STAR Transferees (together with any Person or Persons (the "Other Investors") purchasing shares of the Company or any Related Company pursuant to Section 4.3 of the Share Purchase Agreement) shall be deemed to be a single Person and their ownership of Shares (including any shares of the Company which the Other Investors have acquired, or have a right to acquire, pursuant to Section 4.3 of the Share Purchase Agreement) shall be aggregated for purposes of this Section 1.1.3; and provided further, however, all of the Persons comprising the Evergreen
          --------
          Group and all Permitted Transferees (as defined in Section 1.35) of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for purposes of this Section 1.1.30; and provided further, however, all of the Persons comprising Gilde and all
          --------
          Permitted Transferees of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for purposes of this Section 1.1.30.


          3. The following new section is added after Section 1.1.34 of the Shareholders Agreement;

               1.1.35 "Permitted Transferee" means any Person which controls, is controlled by, or is under common control with any of the Persons comprising the Evergreen Group or Gilde, or which is managed by the Evergreen Manager or the Gilde Manager, provided, however, that
                                                  --------
          "Permitted Transferees" shall include (a) as to not more than 18,080 Shares Morgan Holland Ventures Corp., and (b) as to not more than
          18.080 Shares, any Person for which investment decisions are made by Alan Adler. The "Evergreen Manager" means the Person which makes investments decisions for Evergreen, Yarok Az, Capital Markets or ECIM, or any Person which controls, is controlled by, or is under common control with, such Person. The "Gilde Manager" means the Person which makes investment decisions for Gilde, or any Person which controls, is controlled by, or is under common control with, such Person.

          4.   The  following additional sentences are added at the end of
Section 3.2 of the Shareholder Agreement:

          Each of the Evergreen Group,Gilde, and the Marin Group shall have the right to send a Representative of alternate to meetings of the Board of Directors, which Representatives shall be invited to attend all Board meetings and shall receive all information and material presented to the Board as would a director. A Representative appointed by FBDB, the Evergreen Group, Gilde or the Marin Group pursuant to this Section 3.2 shall be known herein as a "Representative". A Representative shall be bound by the same rules, obligations and consequences as a Director respecting confidentiality, conflict of interest and insider information. A Representative shall be entitled to attend and observe all meetings of the Board of Directors. A Representative shall have no votes at such meetings. A Representative shall not be entitled to make representations on behalf of the Company solely by virtue of his appointment as a Representative.

          5. In Section 3.9 of the Shareholders Agreement, the words "the Evergreen Group, Gilde, the Marin Group" are inserted following the word "FBDB" in the fifth, sixth and eleventh lines of such Section.

          6. In Section 3.12.2 of the Shareholders Agreement, the words "the Evergreen Group, Gilde, the Marin Group," are inserted after the words "other than FBDB".

          7. In the preamble to Section 3.14 of the Shareholders Agreement, the words "the Evergreen Group, Gilde, the Marin Group" are inserted after the words "to the Board, FBDN".

          8. The last two sentences of Section 3.14 of the Shareholders Agreement (reading "Each of FBDB and Star reserves the right to receive additional information from the Company and its auditors, which is reasonably required to understand better the affairs of the Company. Any director in a representative capacity may pass that and all other information received by him to the Shareholder e represents,") are deleted and in their place is inserted the following language:

          Each of FBDB, the Evergreen Group, Gilde, the Marin Group, and STAR reserves the right to receive additional information from the Company and its auditors, which is reasonably required to understand better the affairs of the Company. Any director and any Representative is a representative capacity may pass that and all other information received by him to the Shareholders he represents.

          9. At the end of the first sentence of Section 3.17 of the Shareholders Agreement, the following language is inserted:


          (including the rights of the Representatives to attend meetings of such Board of Directors and receive all information and material presented to the Board)

     10. Section 5.11(b) of the Shareholders Agreement is deleted, and in its place is inserted the following language:

          (b) In the event that all of (a) STAR sells more than 50% of its Investment to third parties other than STAR Transferees and (b) the Evergreen Group sells more than 50% of its Investment to third parties other than Permitted Transferees and (c) Gilde sells more than 50% of its Investment to third parties other than Permitted Transferees and (d) the Marin Group sells more than 50% of its Investment to third parties, the Management Shareholders may transfer their Investments without regard to this Section 5.11, subject to the rights of first refusal described above and to Article 6 hereof.

     11. In Section 5.16, the words "the 29th of April" are deleted and in their place are inserted the words "the 21st of November".

     12. The following new Sections are inserted following Section 5.17 of the Shareholders Agreement:

          5.18 Transfers by the Evergreen Group and Gilde

          Notwithstanding anything else set forth in this Agreement, any Person that is a member of the Evergreen Group or Gilde may freely sell, transfer or otherwise dispose of any of its Investment to an Permitted Transferee.

          5.19 Transfers by the Marin Group

          Notwithstanding anything else set forth in this Agreement, any Person that is a member of the Marin Group may freely sell, transfer or otherwise dispose of any of its Investment to another member of the Marin Group.

     13. In the second line of Section 6.1 of the Shareholders Agreement, following the words "other than STAR" the following language is inserted: "the Evergreen Group, Gilde, or the Marin Group", and in the fourth line of Section
6.1 of the Shareholders Agreement, following the words "including STAR", the following language is inserted inside the parentheses:- "the Evergreen Group, Gilde, and the Marin Group".

     14. This Amendment to Shareholders Agreement shall be deemed to be in full force and effect as of the date first hereinabove set forth as to all of the parties hereto with the exception of Marin, and shall become effective as to Marin upon Marin's execution and delivery of a counterpart hereof.

     15. Following Section 11.7.7 of the Shareholders Agreement, three new Sections are inserted as follows:

11.7.8    If Evergreen, Yarok Az, Capital Markets, or ECIM:

          Evergreen International Investments Ltd, N.V.
          Top Tower, 20th Floor
          Dizengoff Centre
          Tel Aviv 64332 Isreal
          Fax 972-3-525-5356
          Attention: Directors

          with a copy to:

          Goldfarb, Levy, Eran & Co.
          Belt Elahu
          21bn Gvirel
          Tel Aviv 64077 Isreal
          Fax 972-3-695-4344
          Attention: Oded Eran, Adv.

11.7.9    If to Glide

          Glide Investments Funds
          Newtonlaan 91
          3584 BP Utrecht The Netherlands
          Fax 31-30-54-00-04
          Attention: Investment Director

11.7.10   If to Marin, Amit, or MacCrimmon

          Marin Investments Limited
          Suite 1950
          700 West Georgia Street
          Vancouver, BC, Canada
          Fax (804) 681-5187
          Attention: The President

          with a copy to

          Messrs, Ladner Downs
          900 Waterfront Centre
          200 Burrard Street
          P.O. Box 48600
          Vancouver, BC, Canada
          V7X 1T1
          Fax (604)687-1415
          Attention: Tim Sehmer

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the first hereinabove set forth.

CREO PRODUCTS INC.

/s/ SIGNATURE
---------------------
Authorized Signatory


/s/ DANIEL GELBART
---------------------
DANIEL GELBART


/s/ KENNET A. SPENCER
---------------------
KENETH A. SPENCER


/s/ AMOS MICHELSON
---------------------
AMOS MICHELSON


/s/ DAVID PRITCHARD
-------------------
DAVID PRITCHARD


MARIN INVESTMENTS
LIMITED

/s/ SIGNATURE
---------------------
Authorized Signatory


/s/ RAFAEL AMIT
---------------------
RAFAEL AMIT


/s/ KENNETH A. MACCRIMMON
-------------------------
KENETH A. MACCRIMMON

/s/ MARILYN MCCRIMMON
---------------------
MARILYN MACCRIMMON

FEDERAL BUSINESS
DEVELOPMENT BANK


---------------------
Authorized Signory

          THIS AMENDMENT TO SHAREHOLDERS AGREEMENT made as of the 30th day of June, 1995,

AMONG:

          CREO PRODUCTS INC., a company duly incorporated under the laws of
          -------------------
          Canada, registered extraprovincially in the Province of British Columbia, and having an office at 3700 Gilmore Way, Burnaby, British Columbia

          (the "Company")

                                                               OF THE FIRST PART

AND:

          FEDERAL BUSINESS DEVELOPMENT BANK, incorporated by special Act of
          ----------------------------------
          Parliament of Canada, having its head office in the City of Montreal, in the Province of Quebec

          ("FBDB")
                                                              OF THE SECOND PART

AND:

          DANIEL GELBART
          --------------

          ("Gelbart")

                                                               OF THE THIRD PART

AND:

          KENNETH A. SPENCER
          ------------------

          ("Spencer")

                                                              OF THE FOURTH PART

AND:

          AMOS MICHELSON
          --------------

          ("Michelson")

                                                               OF THE FIFTH PART

AND:

          DAVID PRITCHARD
          ---------------

          ("Pritchard" and together with Gelbart and Michelson, the "Management Shareholders")

                                                               OF THE SIXTH PART

AND:

          SVE STAR VENTURES ENTERPRISES NO. II LIMITED
          --------------------------------------------
          PARTNERSHIP
          -----------

          ("STAR II")

          and

          SVE STAR VENTURES ENTERPRISES NO. III LIMITED PARTNERSHIP
          ---------------------------------------------------------

          ("STAR III")

          and

          SVE STAR VENTURES ENTERPRISES NO. IIIA LIMITED PARTNERSHIP
          ----------------------------------------------------------

          ("STAR IIIA")

          and

          INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST
          ------------------------------------------
          VEWALTUNGEN
          -----------

          ("Interstock")

          and

          UNICYCLE TRADING COMPANY
          ------------------------

          ("Unicycle")

          and

          D.G. DAN-GAL LTD.
          -----------------

          ("Dan-gal")
          and

          YOZMA VENTURE CAPITAL LTD.
          --------------------------

          ("Yozma")

          and

          CASPAR SEEMAN
          -------------

          ("Seeman")

          and

          FRITJOF REGEHR
          --------------

          ("Regehr")

          and

          EDWARD R. GOLDBERG
          ------------------

          ("Goldberg")

          and

          JOCHEN MACKENRODT
          -----------------

          ("Mackenrodt")

          and

          PRINZ MICHAEL VON LICHTENSTEIN
          ------------------------------

          ("Von Lichtenstein")

          and

          SOTIRIS TSOTOURAS
          -----------------

          ("Tsotouras")

          (STAR II, STAR III, STAR IIIA, Interstock, Unicycle, Dan-Gal, Yozma, Seeman, Regehr, Goldberg, Mackenrodt, von Lichtenstein and Tsotouras are herein called "STAR")

                                                             OF THE SEVENTH PART

AND:

          EVERGREEN INTERNATIONAL INVESTMENTS N.V.
          ----------------------------------------

          ("Evergreen")

          and

          YAROK AZ LTD.
          -------------

          ("Yarok Az")

          and

          EVERGREEN CAPITAL MARKETS LTD.
          ------------------------------

          ("Capital Markets")

          and

          FLB INVESTMENTS LTD.
          --------------------

          ("FLB")

          (Evergreen, Yarok Az, Capital Markets and FLB are herein called the "Evergreen Group")

                                                              OF THE EIGHTH PART

AND:

          GILDE INVESTMENT FUND B.V.
          --------------------------

          ("Gilde Investments")

          and

          GILDE IV
          --------

          ("Gilde IV")

          (Gilde Investments and Gilde IV are herein called "Gilde")

                                                               OF THE NINTH PART

AND:

          MARIN INVESTMENTS LIMITED
          -------------------------

          ("Marin")

          and

          RAPHAEL AMIT
          ------------

          ("Amit")

          and

          KENNETH MACCRIMMON and MARILYN MACCRIMMON
          ------------------     ------------------

          (jointly called "MacCrimmon")

          (Marin, Amit and MacCrimmon are herein called the "Marin
          Group")


                                                               OF THE TENTH PART

AND:

          QUALITY INVESTMENTS L.L.C.
          --------------------------

          ("Quality")

                                                            OF THE ELEVENTH PART

WHEREAS:

A. The Company, FBDB, Spencer, the Management Shareholders and STAR entered into a shareholders agreement on the 29th day of April, 1994 to govern the rights and obligations of the principal shareholders of the Company, which agreement was amended and additional parties added as of November 21, 1994 (such agreement, as amended, is hereinafter referred to as the "Shareholders Agreement");

B. The parties hereto desire to make certain amendments to the Shareholders Agreement to reflect the resignation of Spencer from employment with and management of the Company and to make certain other amendments;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto agree each with the other as follows:

1.        Parties
          -------

          The listing and description of the parties to the Shareholders Agreement is amended to be identical to the listing and description of the parties to this Agreement, and the changes are more specifically described as follows:

     (a) Gelbart and Spencer are referred to individually as the parties of the Third Part and the Fourth Part, respectively, and the definition of "Founding Shareholders" is deleted;

     (b) The definition of "Management Shareholders" is amended to be limited to Pritchard, Gelbart and Michelson;

     (c) Dan-Gal, Yozma, Seeman, Regehr, Goldberg, Mackenrodt, von Lichtenstein and Tsotouras are added as a part of the party of the Seventh Part;

     (d) FLB is substituted as a party in the place of Evergreen Canada-Israel Management Ltd.; and

     (e)  Quality is added as the party of the Eleventh Part.


2.        New Parties
          -----------

          Each of Dan-Gal, Yozma, Seeman, Regehr, Goldberg, Mackenrodt, von Lichtenstein, Tsotouras, FLB and Quality is hereby made a party to the Shareholders Agreement as of the date of this Amendment to Shareholders Agreement, and each of such parties agrees to be bound by all of the provisions of the Shareholders Agreement to the extent such provisions are not amended hereby. All of the original parties to the Shareholders Agreement agree that this Amendment to Shareholders Agreement shall be deemed to amend the Shareholders Agreement as more fully set forth herein. All of the parties to this Amendment to Shareholders Agreement agree that, except to the extent it is amended hereby, the Shareholders Agreement shall remain in full force and effect. All references in the Shareholders Agreement to "the Agreement" or to "this Agreement" shall be deemed to refer to the Shareholders Agreement as amended by this Amendment to Shareholders Agreement.

3.        Section 1.1.30
          --------------

          Section 1.1.30 of the Shareholders Agreement is amended:

     (a)  By adding the word "Spencer," after "FBDB," in the first line; and

     (b)  By adding the word "Quality," after "Marin Group," in line 5;

so that Section 1.1.30 now reads as follows:

          "1.1.30 "Shareholder" means FBDB, Spencer, each of the Management Shareholders, each of the Persons comprising STAR, each of the Persons comprising the Evergreen Group, each of the Persons comprising Gilde, each of the Persons comprising the Marin Group, Quality, and the respective successors or permitted assigns of each of the foregoing, and "Shareholders" means all of such entities collectively; provided, however, that all of
                                 --------
          the Persons comprising STAR and any and all STAR Transferees (together with any Person or Persons (the "Other Investors") purchasing shares of the Company or any Related Company pursuant to Section 4.3 of the Share Purchase Agreement) shall be deemed to be a single Person and their ownership of Shares (including any shares of the Company which the Other Investors have acquired, or have a right to acquire, pursuant to
          Section 4.3 of the Share Purchase Agreement) shall be aggregated for purposes of this Section 1.1.30; and provided further, however, all of the Persons
          --------
          comprising the Evergreen Group and all Permitted Transferees (as defined in Section 1.35) of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for purposes of this Section 1.1.30; and provided further, however, all
                                   --------
          of the Persons comprising Gilde and all Permitted Transferees of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for purposes of this Section 1.1.30."

4.        Section 1.1.33
          --------------

          Section 1.1.33 of the Shareholders Agreement is deleted and in its place is inserted the following language:

          "1.1.33   "STAR Transferee" means:

                 (a) Any Person which Controls, is controlled by, or is under common control with STAR
                      I1, STAR III, STAR IIIA or Dan-Gal;

                 (b)  Any Person which is managed by a Manager;
                      and

                 (c)  As to not more than 84,810 Shares, Seeman,
                      Regehr, Goldberg, Mackenrodt, Unicycle, yon
                      Lichtenstein, Tsotouras and/or Interstock.

          A "Manager" means a Person which makes investment decisions for any of STAR II, STAR III, STAR IIIA, Dan-
          Gal or any Person which controls, is controlled by, or is under common control with, such Person. As to transfers by Yozma, a STAR

          Transferee shall also include STAR Management of Investments (1993) Limited Partnership ("STAR Israel") and the holders of partnership interests in STAR
          Israel."

5.        Section 1.1.35
          --------------

          Section 1.1.35 of the Shareholders Agreement is deleted and in its place is inserted the following language:

          "1.1.35     "Permitted Transferee" means any Person
          which controls, is controlled by, or is under common control with any of the Persons comprising the Evergreen Group or Gilde, or which is managed by the Evergreen Manager or the Gilde Manager; provided,
                                                  --------
          however, that "Permitted Transferee" shall include (a) as to note more than 18,080 Shares, Morgan Holland Ventures Corp., (b) as to not more than 18,080 Shares, any Person for which investment decisions are made by Alan Adler, and (c) Tzina Investments Ltd. The "Evergreen Manager" means the Person which makes investment decisions for Evergreen, Yarok Az, Capital Markets or FLB, or any person which controls, is controlled by, or is under common control with, such Person. The "Gilde Manager" means the Person which makes investment decisions for Gilde, or any Person which controls, is controlled by, or is under common control with such Person."

6.        Section 3.2
          -----------

          Section 3.2 of the Shareholders Agreement is amended by deleting the word "Shoham" and adding the words "Dan-Gal and Yozma" after the word "Unicycle" in lines 15/16 and line 19 so that Section 3.2 now reads as follows:

          "3.2  Composition Of The Board

                Notwithstanding any provisions of the Company's Certificate or Articles of Incorporation or By Laws,
          each Shareholder will vote its Shares at all meetings
          of shareholders at which it is represented so that the
          Board will be comprised of six directors and so that
          one nominee of each of Spencer, Gelbart, Michelson,
          FBDB, STAR, and the employees that hold shares granted
          from the Employee Reserved Shares, is a director of the Company; provided, however, that the Shareholders may
                   --------
          by unanimous agreement increase the number of directors
          to seven or to eight and by unanimous agreement
          nominate directors to occupy the vacancies so created.
          If a position on the Board is open for any reason whatsoever, only the party (or parties)whose nominee formerly occupied that position will be entitled to nominate a new director to fill that vacancy. Notwithstanding the foregoing, if any party to this Agreement owns less than 3% of the issued common shares, it will not have a right to nominate a director (or to participate in the nomination of a director nominated by all of the Shareholders), and in such case the number of directors on the Board will be correspondingly reduced; provided, however, that for
                                   --------
          purposes of this Article 3, the shareholdings of STAR II, STAR III, STAR IIIA, Interstock, Unicycle, Dan-Gal, Yozma, Seeman, Regehr, Goldberg, Mackenrodt, yon Lichtenstein, Tsotouras and any STAR Transferee (together with the shares which any Other Investor (as defined in Section 1.1.30 hereof) has acquired, or has a right to acquire, pursuant to
          Section 4.3 of the Share Purchase Agreement) shall be aggregated and STAR II, STAR III, STAR IIIA, Interstock Unicycle, Dan-Gal, Yozma, Seeman, Regehr, Goldberg, Mackenrodt, yon Lichtenstein, Tsotouras and any STAR Transferee (along with such Other Investor) shall together be deemed to be a single Shareholder. Whether or not FBDB nominates a Director to the Board of Directors of the Company, during any time when FBDB is entitled to so nominate a Director, FBDB shall have the right to send an additional Representative to meetings of the Board of Directors, which Representative(s) shall be invested to attend all Board meetings and shall receive all information and material presented to the Board, as would a director. Notwithstanding anything in this Section 3,2, in the event that a Management Shareholder is terminated as an employee of the Company for Cause (as defined below), or voluntarily terminates his employment with the Company, then he shall only be entitled to act as a Director of the Company with the consent of a majority of the other Directors of the Company, but in the absence of such consent he shall retain the right to nominate a person .other than himself to serve as a Director of the Company; provided, however, that the
                                        --------
          nominee of such Management Shareholder to serve as a Director of the Company shall be subject to the approval of a majority of the other Directors of the Company, such approval not to be unreasonably withheld. For purposes of this Section 3.2, "Cause" shall mean (1) a breach of trust, including for example, but without limitation, acts of moral turpitude, theft, embezzlement, self-dealing; (2) a material breach by a Management Shareholder of the terms of his employment agreement; or (3) any act of, or omission by, a Management Shareholder which, in the reasonable judgment of the directors of the Company, amounts to a serious failure by such Management Shareholder to perform his responsibilities or functions or in the exercise of his authority, which failure, in the reasonable judgment of the directors of the Company, rises to a level of gross nonfeasance, misfeasance or malfeasance. Each of the Evergreen Group, Gilde, and the Mar/n Group shall have the right to send a Representative or alternate to meetings of the Board of Directors, which Representatives shall be invited to attend all Board meetings and shall receive all information and material presented to the Board as would a director. A Representative appointed by FBDB, the Evergreen Group, Gilde or the Marin Group pursuant to this Section 3.2 shall be known herein as a "Representative". A Representative shall be bound by the same rules, obligations and consequences as a Director respecting confidentiality, conflict of interest and insider information. A Representative shall be entitled to attend and observe all meetings of the Board of Directors, and shall be permitted to participate in a meeting of the Board of Directors. A Representative shall have no vote at such meetings. A Representative shall not be entitled to make representations on behalf of the Company solely by virtue of his appointment as a Representative."

7.        SECTION 3.14
          ------------

          The last sentence of Section 3.14 of the Shareholders Agreement shall become a separate paragraph so that the last part of Section 3.14 (after Section 3.14.6) reads as follows:

          "Each of FBDB, the Evergreen Group, Gilde, the Marin Group, and STAR reserves the right to receive additional information from the Company and its auditors, which is reasonably required to understand better the affairs of the Company.

          Any director and any Representative in a representative capacity may pass that and .all other information received by him to the Shareholders he represents."

8.        SECTION 5.16
          ------------

          In Section 5.16, the words "the 21st of November, 1994" are deleted and in their place are inserted the words "April 29, 1994 as amended by agreements dated November 21, 1994 and June 30, 1995".

9.        SECTION 5.18
          ------------

          In Section 5.18, the word "an" is deleted and the word "a" is inserted in its place.

10.       SECTION 5.19
          ------------

          In Section 5.19, the word "Martin" is deleted and the word "Marin" inserted in its place.

11.       SECTION 5.20
          ------------

          A new Section 5.20 is added to the Shareholders Agreement as follows:

          "5.20 WAIVER

               Notwithstanding any other provision of this Article 5, each of the Others may waive by notice in writing delivered to the Secretary of the Company the prior right to purchase; receive or otherwise acquire such portion of the Investment of the Offeror set out in Section 5.1."

12.       SECTION 6.1
          -----------

          Section 6.1 of the Shareholders Agreement is deleted and in its place is inserted the following language:

          "6.1 Subject to the procedures relating to the rights of first refusal described in Article 5 above, if any Shareholder other than FBDB, STAR, the Evergreen Group, Gilde, the Marin Group or Spencer (the "Seller") shall wish to sell, exchange or transfer any of its shares (the "Subject Shares") to any person other than a Shareholder (the "Buyer"), the Seller shall give to the other Shareholders (including FBDB, STAR, the Evergreen Group, Gilde, the Marin Group and Spencer) an equal right respectively, to sell to the Buyer all or an equivalent portion, as the case may be, of their shares at the same price and terms as are applicable to the Subject Shares.".

13.       ARTICLE 9
          ---------

          Sections 9.1 and 9.2 are deleted in their entirety and in their place is inserted the following language:

          "9.1 NOMINATION OF DIRECTOR

               Each of the Shareholders agrees that, subject to
          Section 9.2, upon the death of a Management Shareholder or Spencer, the right of such Management Shareholder or Spencer (as the case may be) to nominate a director shall devolve to the heir or heirs of such Management Shareholder or Spencer (as the case may be)who become the owner or owners of such deceased Shareholders' shares of the Company; provided,
                                                        --------
          however, that the nominee of such heir or heirs to serve as a Director of the Company shall be subject to the approval of a majority of the other Directors of the Company, such approval not to be unreasonably, withheld.

          9.2  Heirs Bound by this Agreement

               Each of the Management Shareholders and Spencer agrees that the rights described in Section 9.1 may not be exercised until such heir or heirs agree in writing to be bound by all of the terms and conditions of this Agreement."

14.       SECTION 11.7.1
          --------------

          Section 11.7.1 is amended by adding the following language:

          "SVM STAR Venture Capital Management Ltd.
          25 Lechi St.
          Bnei Brak 52100
          Israel
          Fax: 972-3-618-0748

after the words "with a copy to:".

15.       SECTION 11.7.8
          --------------

          Section 11.7.8 is amended by deleting "ECIM" in the first line and inserting "FIB" in its place.

16.       SECTION 11.7.10
          ---------------

          Section 11.7.10 is amended by deleting "V7X 1T1", being the postal code for Ladner Downs, and inserting "V7X 1T2" in its place.

17.       SECTION 11.7.11
          ---------------

          A new Section 11.7.11 is added to the Shareholders Agreement as follows:

          "11.7.11  if to Quality:

          Quality Investments L.L.C.
          2746 Front Street N.E.
          Salem, Oregon U.S.A.
          97303
          Attention: Mr. Richard Faith"
          -----------------------------

18.       SIGNATORIES
          -----------

          The signatories to the Shareholders Agreement are amended to be identical to the signatories to this Agreement, which includes adding Dan-Gal, Yozma, FLB and Quality as signatories and deleting Evergreen Canada-Israel Management Ltd., as a signatory.

19.       EFFECTIVE DATE
          --------------

          This Amendment to Shareholders Agreement shall be deemed to be in full force and effect as of June 30, 1995 as to all of the parties hereto.

20.       FACSIMILE COUNTERPARTS
          ----------------------

          This Amendment to Shareholders Agreement may be executed in facsimile counterparts, each of which when executed and delivered shall be deemed to be an original and all of which facsimile counterparts together shall constitute the same agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first hereinabove set forth.

CREO PRODUCTS INC.

/s/ SIGNATURE
----------------------------------
Authorized Signatory


FEDERAL BUSINESS DEVELOPMENT BANK


__________________________________
Authorized Signatory


/s/ DANIEL GELBART
----------------------------------
DANIEL GELBART

          "11.7.11  if to Quality:

          Quality Investments L.L.C.
          2746 Front Street N.E.
          Salem, Oregon U.S.A.
          97303
          Attention: Mr. Richard Faith"
          -----------------------------

18.       SIGNATORIES
          -----------

          The signatories to the Shareholders Agreement are amended to be identical to the signatories to this Agreement, which includes adding Dan-Gal, Yozma, FLB and Quality as signatories and deleting Evergreen Canada-Israel Management Ltd., as a signatory.

19.       EFFECTIVE DATE
          --------------

          This Amendment to Shareholders Agreement shall be deemed to be in full force and effect as of June 30, 1995 as to all of the parties hereto.

20.       FACSIMILE COUNTERPARTS
          ----------------------


          This Amendment to Shareholders Agreement may be executed in facsimile counterparts, each of which when executed and delivered shall be deemed to be an original and all of which facsimile counterparts together shall constitute the same agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first hereinabove set forth.

CREO PRODUCTS INC.

_________________________________
Authorized Signatory


FEDERAL BUSINESS DEVELOPMENT BANK


/s/ Livia Mahler
---------------------------------
Authorized Signatory

_________________________________
DANIEL GELBART

          THIS AMENDMENT TO SHAREHOLDERS AGREEMENT made as of the 2nd day of November, 1995,

AMONG:

          CREO PRODUCTS INC., a company duly incorporated under
          -------------------
          the laws of Canada registered extraprovincially in the Province of British Columbia, and having an office at 3700 Gilmore Way, Burnaby, British Columbia

          (The "Company")
                                                            OF THE FIRST PART
AND:

          BUSINESS DEVELOPMENT BANK OF CANADA, FORMERLY KNOWN AS
          ------------------------------------------------------
          FEDERAL BUSINESS DEVELOPMENT BANK. incorporated by
          ---------------------------------
          special Act of Parliament of Canada having its head office in the City of Montreal, in the Province of Quebec

          ("FBDB")
                                                            OF THE SECOND PART
AND:
          DANIEL GELBART
          --------------

          ("Gelbert")
                                                            OF THE THIRD PART
AND:
          KENNETH A. SPENCER
          ------------------

          ("Spencer")
                                                            OF THE FOURTH PART
AND:
          AMOS MICHELSON
          --------------

          ("Michelson")
                                                            OF THE FIFTH PART
AND:
          DAVID PRITCHARD
          ---------------

          ("Pritchard" and together with Gelbart and Michelson, the "Management Shareholders")

                                                            OF THE SIXTH PART
AND:

          SVE STAR VENTURES ENTERPRISES NO. II LIMITED PARTNERSHIP
          --------------------------------------------------------

          ("STAR II")

          and

          SVE STAR VENTURES ENTERPRISES NO. III LIMITED PARTNERSHIP
          ---------------------------------------------------------

          ("STAR III"
          and

          SVE STAR. VENTURES ENTERPRISES NO. IIIA LIMITED PARTNERSHIP
          ------------------------------------------------------------

          ("STAR IIIA")

          and

          INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST VEWALTUNGEN
          ------------------------------------------------------

          ("Interstock")

          and

          UNICYCLE TRADING COMPANY
          ------------------------

          ("Unicycle")

          and

          D.G. DAN-GAL LTD.
          -----------------

          ("Dan-Gal")

          and

          YOZMA VENTURE CAPITAL LTD.
          -------------------------

          ("Yozma")

          And

          SVM STAR VENTURES MANAGEMENT GMBH NO. 3,
          ---------------------------------------

          ("Star Management")

          and

          CASPAR SEEMAN
          -------------

          ("Seeman")

          and

          FRITJOF REGEHR
          --------------

          ("Regehr")

          and

          EDWARD R. GOLDBERG
          ------------------

          ("Goldberg")

          and

          JOCHEN MACKENRODT
          -----------------

          ("Mackenrodt")

          and

          PRINZ MICHAEL VON LICHTENSTEIN
          ------------------------------

          ("Von Lichtenstein")

          and

          SOTIRIS TSOTOURAS
          -----------------

          ("Tsotouras")

          (STAR II, STAR III, STAR IIIA, Interstock,' Unicycle,
          Dan-Gal, Yozma, Star Management, Seeman, Regehr,
          Goldberg, Mackenrodt, von Lichtenstein and Tsotouras are herein called "STAR")

                                                             OF THE SEVENTH PART

AND:

          EVERGREEN INTERNATIONAL INVESTMENTS N.V.
          ----------------------------------------

          ("Evergreen")

          and

          YAROK AZ LTD,
          -------------

          ("Yarok Az")

          and

          EVERGREEN CAPITAL MARKETS LTD.
          ------------------------------

          ("Capital Markets")

          and

          FLB INVESTMENTS LTD.
          --------------------

          ("FLB")

          (Evergreen, Yarok Az, Capital Markets and FLB are herein called the "Evergreen Group")

                                                              OF THE EIGHTH PART

          AND

          GILDE INVESTMENT FUND B.V.
          --------------------------

          ("Gilde Investments")

          and

          GILDE IV. B.V.
          --------------

          ("Gilde Iv")

          (Gilde Investments and Gilde IV are herein called
          "Gilde")

                                                            OF THE NINTH PART

          AND:

          MARIN INVESTMENTS LIMITED
          -------------------------

          ("Marin")

          and

          RAPHAEL AM1T
          ------------

          ("Amit")

          and

          KENNETH MACCRIMMON AND MARILYN MACCRIMMON
          -------------------    ------------------

          (jointly called "Maccrimmon")

          (Marin, Amit and MacCrimmon are herein called the "Marin Group")

                                                            OF THE TENTH PART

          AND:

          QUALITY INVESTMENTS L.L.C.
          --------------------------

          ("Quality")

                                                            OF THE ELEVENTH PART

AND

          G S CAPITAL PARTNERS II L.P.
          ----------------------------

          ("G S Capital")

          and

          G S CAPITAL PARTNERS II OFFSHORE, L.P.
          --------------------------------------

          ("G S Offshore")

          and

          GOLDMAN, SACHS & CO. VERWALTUNGS GMBH
          -------------------------------------

          ("Goldman Gmbh")

          and

          STONE STREET FUND 1995, L.P.
          ----------------------------

          ("Stone Street")

          and

          BRIDGE STREET FUND 1995, L.P.
          -----------------------------

          ("Bridge Street")

          (G S Capital, G S Offshore, Goldman Gmbh, Stone Street and Bridge Street are herein called the "Goldman Sachs Group")

                                                             OF THE TWELFTH PART
WHEREAS:

A. The Company, FBDB, Spencer, the Management Shareholders and STAR entered into a shareholders agreement on the 29th day of April, 1994 to govern the rights and obligations of the principal shareholders of the Company, which agreement was amended and additional parties added as of November 21, 1994 and which was subsequently amended and additional parties added as of June 30, 1995 (such agreement, as amended, is hereinafter referred to as the "Shareholders Agreement");

B. The parties hereto desire to make certain amendments to the Shareholders Agreement to reflect the fact that Star Management and the Goldman Sachs Group have become Shareholders of the Company.

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto agree each with the other as follows:

1.        Parties
          -------

          The listing and description of the parties to the Shareholders Agreement is amended to be identical to the listing and description of the parties to this Agreement, and the changes are more specifically described as follows:

     (a) The name "Federal Business Development Bank" is changed to "Business Development Bank of Canada;

     (b)  Star Management is added as a part of the party of the Seventh Part;
          and

     (c)  Goldman Sachs Group is added as the party of the Twelfth Part.

2.        New Parties
          -----------

          Each of Star Management, G S Capital, G S Offshore, Goldman Gmbh, Stone Street and Bridge Street is hereby made a party to the Shareholders Agreement as of the date of this Amendment to Shareholders Agreement, and each of such parties agrees to be bound by all of the provisions of the Shareholders Agreement to the extent such provisions are not amended hereby. All of the original parties to the Shareholders Agreement agree that this Amendment to Shareholders Agreement shall be deemed to amend the Shareholders Agreement as more fully set forth herein. All of the parties to this Amendment to Shareholders Agreement agree that, except to the extent it is amended hereby, the Shareholders Agreement shall remain in full force and effect. All references in the Shareholders Agreement to "the Agreement" or to "this Agreement" shall be deemed to refer to the Shareholders Agreement as amended by this Amendment to Shareholders Agreement.

3.        Section 1.1.2
          -------------

          Section 1.1.2 of the Shareholders Agreement is deleted and the following substituted:

          "Affiliate" means

          (i) with respect to any Shareholder which is a natural person, any corporation (a) which is directly or indirectly Controlled by that Shareholder, (b) which is wholly owned (beneficially and of record) and financed (directly or indirectly) solely by such Shareholder and such Shareholder's Family Members, and (c) as to which such Shareholder is the sole Person with the right to vote as a shareholder, which right is not subject to any agreements or promises of any kind by such Shareholder with or to any other Person; and

          (ii) with respect to any Shareholder which is a body corporate, as defined in the Act, trust, or partnership, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Shareholder.

4.        Section 1.1.14
          --------------

          The Shareholders Agreement is amended by deleting section 1.1.14 and substituting the following:

          "Employee Reserved Shares" means the 2,136,090 common shares in the capital of the Company distributed to the employees of the Company and its subsidiaries as an incentive to productivity and performance, and the 60,000 common shares which the Board of Directors has, at the date of this Agreement, agreed to issue to employees of the Company and its subsidiaries as an incentive to productivity and performance."

5.        Section 1.1.17
          --------------

          The Shareholders Agreement is amended by deleting section 1.1.17.

6.        Section 1.1.30
          --------------

          The Shareholders Agreement is amended by deleting section 1.1.30 and substituting the following:

          "1.1.30      "Shareholder" means FBDB, Spencer, each of
          the Management Shareholders, each of the Persons comprising STAR, each of the Persons Comprising the Evergreen Group, each of the Persons comprising Gilde, each of the Persons comprising the Marin Group, Quality, each of the Persons comprising the Goldman Sachs Group, and the respective successors or permitted assigns of each of the foregoing; provided, however, that all of the Persons comprising STAR and any and all STAR Transferees (together with any Person or Persons (the "Other Investors") purchasing shares of the Company or any Related Company pursuant to section 4.3 of the Share Purchase Agreement) shall be deemed a single Person and their ownership of Shares (including any shares of the Company which the Other Investors have acquired, or have a right to acquire, pursuant to
          Section 4.3 of the Share Purchase Agreement) shall be aggregated for the purposes of this Section 1.130; and provided further, however, all of the Persons comprising the Evergreen Group and all Permitted Transferees (as defined in Section 1.35) of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for the purposes of this Section 1.1.30; and provided further, however, all of the Persons comprising Gilde and all Permitted Transferees of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for purposes of this Section 1.1.30."


7.        Section 1.1.33
          --------------

          Section 1.1.33 of the Shareholders Agreement is amended by inserting the words "Star Management" after the words "STAR III A" in paragraph (a), and the words "STAR Management," after the words "STAR III A" in the definition of "Manager".

8.  Section 3.2
    -----------

          Section 3.2 of the Shareholders Agreement is deleted and the following substituted:

          "3.2.1 Notwithstanding any provisions of the Company's Certificate or Articles of Incorporation or By Laws, each Shareholder will vote its Shares at the meeting of shareholders of the Company next following the date of execution of this Agreement in favour of all resolutions required to amend the Articles of the Company to

             3.2.1.1  increase the maximum number of
             directors to nine; and

             3.2.1.2  authorize the directors to appoint up
             to two directors who shall hold office for a term expiring not later than the close of the next annual meeting of the shareholders of the Company.

          3.2.2 From the date of execution of this Agreement until the maximum number of directors has been increased to nine the board of directors:

             3.2.2.1  shall be comprised of seven directors,
             who shall include a nominee of each of Spencer, Gelbart, Michelson, FBDB, STAR, and the employees that hold shares granted from the Employee Reserved Shares.

             3.2.2.2 shall not, nor shall any Committee of the Board, consider, authorise, approve or decide upon any matter affecting the business, assets, finances or undertaking of the Company, the terms of employment or compensation of any senior officer, or any other matter falling within the jurisdiction of the board of directors or any Committee thereof (other than the approval of the financial statements of the Company for the year ended September 30, 1995 and, provided that unless a nominee of the Goldman Sachs Group is at the time a director, a representative of the Goldman Sachs Group has participated in the discussion preceding any such approval, and has agreed thereto, any consideration at a board meeting and, if appropriate, approval by the directors, of transfers of not more than 725,000 common shares as part of a possible secondary offering by existing shareholders) or in respect of which specific provision is made in this Agreement, unless the board of directors has first been reconstituted so as to include one nominee of the Goldman Sachs Group; provided, however, that nothing in this section 3.2.2.2 shall limit the authority of the management of the Company to manage the business and affairs of the Company in the ordinary course, or to implement decisions made by the board of directors prior to the date of execution of this Agreement, and included in the Minutes of the Board of Directors.

          3.2.3  Notwithstanding any provisions of the Company's
          Certificate or Articles of Incorporation or By Laws, each Shareholder will vote its Shares at the annual meeting of the Company next following the date of execution of this Agreement, to be held on or before January 31, 1996 (the "Next Annual
          Meeting") and at all meetings of shareholders thereafter, so that the board of directors elected at such meeting(s) shall, subject to sections
          3.2.4, 3.2.6 and 3.2.9, be comprised of seven directors, and so that one nominee of each of Spencer, Gelbart, Michelson, FBDB, STAR, the
          Goldman Sachs Group, and the employees that hold shares granted from the Employee Reserved Shares is a director of the Company.

          3.2.4 If at any time following the Next Annual Meeting the board of directors resolves pursuant to the authority conferred upon it by reason of the amendment of the Articles provided for in section 3.2.1.2 to appoint an eighth director, the parties agree to cause their nominees to the board of directors to appoint a person who shall have been agreed upon by the Company and the Goldman Sachs Group; and if at any time the board of directors resolves to appoint a ninth director, the parties-agree to cause their nominees to the board of directors to appoint a person who shall have been agreed upon by a majority of the directors.

          3.2.5 If a position on the Board is open for any reason whatsoever, the director to be appointed to replace the person who has ceased to be a director shall be appointed in the same manner as the director who has ceased to be a director.

          3.2.6 The provisions of Section 3.2.3 shall not apply to any of the parties describe in this Agreement as the parties of the second to the twelfth parts inclusive at any time if, at that time, the aggregate number of Shares owned by the Persons comprising such parties and by any Affiliate of any such Person to whom any of such Persons has, in accordance with the provisions of this Agreement, transferred Shares, is less than 3 % of the issued common shares, and in such case the number of directors will be correspondingly reduced.

          3.2.7 Whether or not FBDB nominates a Director to the Board of Directors of the Company, during any time when FBDB is entitled to so nominate a Director, FBDB shall have the right to send an additional Representative to meetings of the Board of Directors, which Representative(s) shall be invited to attend all Board meetings and shall receive all information and material presented to the Board, as would a director.

          3.2.8 Whether or not the Goldman Sachs Group nominates a Director to the Board of Directors of the Company it shall have the right to send an additional Representative to meetings of the Board of Directors, which Representative(s) shall be invited to attend all Board meetings and shall receive all information and material presented to the Board, as would a director.

          3.2.9 Notwithstanding anything in this Section 3.2, in the event that a Management Shareholder is terminated as an employee of the Company for Cause (as defined below), or voluntarily terminates his employment with the Company, then he shall only be entitled to act as a Director of the Company with the consent of a majority of the other Directors of the Company, but in the absence of such consent he shall retain the right to nominate a person other than himself to serve as a Director of the Company; provided, however, that
                                   --------
          the nominee of such Management Shareholder to serve as a Director of the Company shall be subject to the approval of a majority of the other Directors of the Company, such approval not to be unreasonably withheld. For purposes of this
          Section 3.2.8, "Cause" shall mean (1) a breach of trust, including for example, but without limitation, acts of moral turpitude, theft, embezzlement, self-dealing; (2) a material breach by a Management Shareholder of the terms of his employment agreement; or (3) any act of, or omission by, a Management Shareholder which, in the reasonable judgment of the directors of the Company, amounts to a serious failure by such Management Shareholder to perform his responsibilities or functions or in the exercise of his authority, which failure, in the reasonable judgment of the directors of the Company, rises to a level of gross nonfeasance, misfeasance or malfeasance.

          3.2.10 Each of the Evergreen Group, Gilde, and the Marin Group shall have the right to send a Representative or alternate to meetings of the Board of Directors, which Representatives shall be invited to attend all Board meetings and shall receive all information and material presented to the Board as would a director.

          3.2.11 A Representative appointed by FBDB, the Evergreen Group, Gilde, the Goldman, Sachs Group or the Marin Group pursuant to this Section 3.2 shall be known herein as a "Representative". A Representative shall be bound by the same roles, obligations and consequences as a Director respecting confidentiality, conflict of interest and insider information. A Representative shall be entitled to attend and observe all meetings of the Board of Directors, and shall be permitted to participate in a meeting of the Board of Directors. A Representative shall have no vote at such meetings. A Representative shall not be entitled to make representations on behalf of the Company solely by virtue of his appointment as a Representative.

          3.2.12  The Company and the Shareholders agree
          that none of them will:

            3.2.12.1  at any time while the board is
            constituted as provided in section 3.2.2.1 or
            section 3.2.3, call (in the case of the Company) or requisition (in the case of any Shareholder) a special meeting of shareholders for the purpose of removing any of the directors who is a nominee of any Person identified therein; or

            3.2.12.2  at any time while the board is
            constituted as provided in section 3.2.4, call
            (in the case of the Company) or requisition (in the case of any Shareholder) a special meeting of shareholders for the purpose of removing any of the directors appointed pursuant to section
            3.2.2.1 or section 3.2.3 who is a nominee of any Person identified therein.

          3.2.13  The Shareholders agree that if:

            3.2.13.1  at any time while the board is
            constituted as provided in section 3.2.2.2 or
            section 3.2.3, or

            3.2.13.2  at any time while the board is
            constituted as provided in section 3.2.4

          a resolution is proposed at a meeting of shareholders to remove a director appointed pursuant to section 3.2.2.1. or 3.2.3 who is a nominee of any Person identified therein, they will vote or cause their Shares to be vote against such resolution."

9.        Section 3.5
          -----------

          Section 3.5 of the Shareholders Agreement is deleted and the following substituted:

          "3.5.1 For so long as the Board is comprised of seven directors, a quorum for the transaction of business at a meeting of the Board will be five directors; provided that four directors may constitute a quorum if two of them are nominees of FBDB, or of the Goldman Sachs Group, or of STAR).

          3.5.2 If the Board is comprised of eight or nine directors, a quorum for the transaction of business at a meeting of the Board will be seven directors, provided that six directors may constitute a quorum if two of them are nominees of FBDB, or the Goldman Sachs Group, or of STAR.

          3.5.3  There shall be a minimum of four Board
          meetings held at approximately three month intervals during each fiscal year that this Agreement remains in force."

10.       Section 3.6
          -----------

          Section 3.6 of the Shareholders Agreement is amended by the addition of the words ", the Goldman Sachs Group," after the word "FBDB".

11.       Section 3.7
          -----------

          Section 3.7 of the Shareholders Agreement is amended by:

(a) renumbering it section 3.7.1, and renumbering paragraphs 3.7.1 to 3.7.8 inclusive, paragraphs 3.7.1.1 to 3.7.1.8 inclusive;

(b) adding the words "or the director of the Company nominated by the Goldman Sachs Group" after the word "STAR" in the third line; and

(c)  adding a new section 3.7.2 as follows:

          "3.7.2 Notwithstanding any provision of the Act, the Articles of Incorporation of the Company, or the Bylaws, no director shall be counted in the quorum, or vote, on any matter relating primarily to his employment, remuneration or other compensation as an officer, employee or agent of the Company or any Affiliate of the Company."

12.       Section 3.8
          -----------

          The Shareholders Agreement is amended by deleting section 3.8.7 and substituting the following:

          "3.8.7 an allotment of any shares issued pursuant to those certain Subscription Agreements of even date herewith between the Company and each of the Persons comprising the Goldman Sachs Group, or pursuant to any right granted to any such Person by or in connection with the entering into of such Subscription Agreement."

13.       Section 3.9
          -----------

          Section 3.9 of the Shareholders Agreement is deleted, and the following substituted:

     "3.9    Confidentiality of Private Affairs

          No Shareholder will (while a Shareholder of or employed by the Company or at any time thereafter) disclose to any person not a Shareholder at the time of disclosure, the private affairs of the company or any of its Related Companies, contracts or agreements of the Company or its Related Companies, the financial position of the Company or its Related Companies (except that the Goldman Sachs Group may disclose such matters to and consult thereon with its advisor, Goldman, Sachs & Co., and FBDB, the Evergreen Group, Gilde, the Marin Group, STAR and the Goldman Sachs Group may, in good faith, disclose the financial position of the Company to a creditor of the Company, if acting in good faith FBDB, the Evergreen Group, Gilde, the Marin Group, STAR or the Goldman Sachs Group forms the view that such disclosure is in the best interests of the Company, or to a prospective purchaser of its interest in the Company), any prospects of business of the Company or its Related Companies which is not public knowledge and will not (either while such Shareholder is a Shareholder of or employed by the Company or at any time thereafter) use for its own purposes (except that FBDB, the Evergreen Group, Gilde, the Marin Group, STAR, the Goldman Sachs Group and Goldman, Sachs & Co. shall have the right to refer to their investment in the Company in their publications and promotional material) or for any purposes other than those of the Company any information he may acquire in relation to the business of the Company or its Related Companies.

          Notwithstanding the above, Goldman Sachs Group and its advisor, Goldman, Sachs & Co., may disclose information if pursuant to a subpoena, Civil Investigative Demand (or similar process), order, statute, rule or other legal requirement promulgated or imposed by a court or by a judicial, regulatory, self-regulatory or legislative body, organization, agency or committee or otherwise in connection with any judicial or administrative proceeding (including, in response to oral questions, interrogatories or requests for information or documents) in which Goldman, Sachs & Co. or its Affiliates is involved."

14.       Section 3.11
          ------------

                    Section 3.11 of the Shareholders Agreement
          is amended by:

          (a)       renumbering it section 3.11.1, and

          (b)       adding a new section 3.11.2, as follows-

          "3.11.2   Section 3.11.1 does not apply and shall
          not be construed or interpreted to restrict the right of the Goldman Sachs Group or its advisor, Goldman, Sachs & Co. or any of its Affiliates, to use, information acquired by any of them in the ordinary course of their investment banking business, and otherwise than by reason of being a Shareholder or a party to this Agreement; provided, however, that nothing in this section
          3.11.2 shall operate to relieve the Goldman Sachs Group or its advisor, Goldman, Sachs & Co., or any of its Affiliates, or any director nominated by the Goldman Sachs Group, from any duty or obligation which it may owe to the Company in law or in equity."

15.       Section 3.12
          ------------

          Section 3.12 of the Shareholders Agreement is amended

(a) by the addition of the words ", the Goldman Sachs Group" after the words "the Marin Group" in section 3.12.2; and

(b) by the addition, after the words "Related Companies" in section 3.12.3, of the words:

          "; provided that nothing in this Section 3.12.3 shall be construed or interpreted to restrict the right of Goldman, Sachs & Co. or any Affiliate of Goldman, Sachs & Co., to carry on the business of investment banking with or for such person."

16.       Section 3.14
          ------------

          Section 3.14 of the Shareholders Agreement is amended by inserting the words ", the Goldman Sachs Group" after the words "the Marin Group" in the preamble.

The second to the last paragraph of Section 3.14 of the Shareholders Agreement shall have inserted after "the Marin Group," the words "the Goldman Sachs Group," to read as follows:

          "Each of FBDB, the Evergreen Group, Gilde, the
          Marin Group, the Goldman Sachs Group, Spencer and
          STAR reserves the right to receive additional information from the Company and its auditors, which is reasonably required to understand better the affairs of the Company.

          Any director and any Representative in a representative capacity may pass that and all other information received by him to the Shareholders he represents."

17.       Section 3.16

          Section 3.16 of the Shareholders Agreement is amended by the addition of section 3.16.3, as follows:

          "3.16.3   Upon the nominee of the Goldman Sachs
          Group being elected or appointed a director, such nominee shall be appointed to the Compensation
          Committee, the audit committee, and the finance committee if such committee is established, and shall have the right to be appointed to any other committee established by the Board of Directors."

18.       Section 3.17
          ------------

          Section 3.17 of the Shareholders Agreement is amended by the addition of the words "or the director nominated by the Goldman Sachs Group" in the eighth line.

19.       SECTION 3.18
          ------------

          The Shareholders Agreement is amended by the addition of a new section after section 3.17, as follows:

          "3.18     Special Event

          3.18.1 If at any time after two years from the date of execution of this Agreement, and provided that the Company has not completed an initial public offering of Shares, a majority of the directors nominated by FBDB, STAR, Spencer, the Goldman Sachs Group, and the employees that hold shares granted from the Employee Reserved Shares (together, the "Special Directors") consider that the Company is significantly underperforming, they may so declare by notice in writing (a "Special Event Notice") to the Company.

          3.18.2 If, within 90 days of a Special Event Notice, the Company does not complete a sale of Shares to a Person who deals with the Company at arm's length at a price of not less than US$14.00 per share (net of the value of any other securities issued or other consideration granted or which may be acquired by such Person pursuant to a right granted at the time of such sale), for aggregate gross proceeds of not less than US$5,000,000, a majority of the Special Directors may, in their discretion, elect and have the right to

          (a) terminate the appointment of the CEO then holding office and appoint a new CEO; or

          (b) seek a buyer for the assets and undertaking of the Company and any subsidiary of the Company; or

          (c) seek a buyer for the common shares of the Company then issued and outstanding.

          3.18.3  If A Majority Of The Special Directors Make An
          Election Pursuant To Section 3.18.2 (B) Or (C) They Shall Have The Authority To Negotiate The Terms Of Any Such Sale And If Agreement Is Reached,

          (a)     with respect to a sale pursuant to section 3.18.2
          (b), each Shareholder shall be bound to vote its Shares in favour of any resolution of holders of Shares that may be required in order to implement the agreement and carry it into effect;

          (b) with respect to a sale pursuant to section 3.18.2 (c), each Shareholder shall be bound to sell its Shares at the price and on the terms set out in the agreement, and the provisions of Articles 5 and 6 of this Agreement shall not apply to any such sale; provided, however, that no Shareholder shall be bound to sell such Shareholder's Shares at a price or on terms which are different from those applicable to a sale by any other Shareholder."

20.       Section 4.1
          -----------

          Section 4.1 of the Shareholders Agreement is amended:

(a) by deleting the word "shall" in the first line of section 4.1.2 (a) and substituting the word "may";

(b) by deleting the word "in an aggregate amount which is 9% of the Base Amount in section 4.1.2 (a)," and substituting the words "in such amount, not exceeding in the aggregate 9% of the Base Amount, as the Board of Directors may determine"; and

(c)  by adding a new subsection 4.1.4, as follows:

          "4.1.4 any decisions made pursuant to the Employee Bonus and the Employee Reserved Shares plans for a particular fiscal year shall not be subsequently changed within the applicable fiscal year."

21.       Section 4.2
          -----------

          Section 4.2 of the Shareholders Agreement is amended by the addition of the words "or the Goldman Sachs Group nominee" after the words "FBDB nominee"

22.       Section 5.16
          ------------

          Section 5.16 of the Shareholders Agreement is amended by the addition, after the words "June 30, 1995", of the words "and November 2, 1995".

23.       Section 5.21
          ------------

          A new Section 5.21 is added to the Shareholders Agreement as follows :


          "5.21  Waiver

          5.21.1 Notwithstanding any other provision of this Agreement, any Person that is a member of the Goldman Sachs Group may freely sell, transfer or otherwise dispose of any of its Investment to another member of the Goldman Sachs Group or to an Affiliate of any such Person or, in the case of a Person that is a partnership, to the partners thereof and in the case of a Person that is a corporation, to the shareholders thereof provided that any such transferee shall have agreed to be bound by the provisions of this Agreement."

24.       Section 5.22
          ------------

          A new section 5.22 is added to the Shareholders Agreement as follows :

          "5.22 No sale, transfer or other disposition of any Investment may be made pursuant to any of Section 5.10, 5.11, 5.12, 5.15, 5.18, 5.19 or 5.21 that will have the effect of violating the limitation on the number of shareholders of the Company that is set out in the Articles of the Company."

25.       Section 6.1
          -----------

          In Section 6.1 of the Shareholders Agreement, the words," the Goldman Sachs Group" are inserted after the words "the Marin Group" in two locations.

26.       Article 7
          ---------

          Article 7 of the Shareholders Agreement is deleted in its entirety and the following substituted :

                                   ARTICLE 7
                              REGISTRATION RIGHTS

          In this Article 7

          "Offering Expenses" means all expenses incidental to the Company's performance of, or compliance with, section 7 including, without limitation, all registration and filing fees, all fees and expenses of complying with the Securities Laws, all printing and translation expenses, all reasonable fees and disbursements of counsel to the Selling Shareholders, all reasonable fees and disbursements of counsel for the Company and its auditors, including the expenses of any special audits required by or incidental to such performance and compliance, but excluding any underwriting fees and commissions and applicable transfer taxes, if any, which shall be borne by the Selling Shareholders, pro rata in proportion to the number of Shares being sold by each Selling Shareholder.

          "Securities Laws" means the securities laws of the United States or any state, territory, or political subdivision thereof and of any of the provinces of Canada.

          For the purposes of this Section 7, the Persons comprising the Goldman Sachs Group, together with any Affiliates of such Persons, shall be deemed to be a single Shareholder.

          7.1 Incidental Registration If the Company at any time proposes to qualify and/or register any of its securities (the "Offered Securities") under the Securities Laws, whether or not for sale for its own account, in a form and manner which would permit distribution to the public under any of the Securities Laws of any of the Company's securities, it will give prompt written notice (the "Offering Notice") to the Shareholders of its intention to do so. Upon the written request of any Shareholders (each such Shareholder being a "Selling Shareholder"; if more than one, collectively the "Selling Shareholders") delivered to the Company within 15 days after the giving of any such notice (which request shall specify the Shares intended to be disposed of by that Shareholder and the intended method or methods of disposition thereof), the Company will use reasonable commercial efforts to effect the qualification and registration under the applicable Securities Laws of, subject to section 7.7, that number of Shares of each Selling Shareholder (the "Selling Shareholder's Shares") as is equal to the product of (a) the number of Offered Securities and (b) the quotient obtained by dividing the number of Shares held by that Selling Shareholder by the aggregate number of outstanding Shares as at the date of such request, provided that:

              7.1.1 if, at any time after giving the Offering Notice and prior to the effective date of the prospectus or registration statement filed in connection with such qualification or registration, the Company determines after consultation with the underwriters not to register such securities, the Company may, at its election, give written notice of such determination to the Selling Shareholders and thereupon shall be relieved of its obligation to register any Shares in connection with such qualification or registration (but not from its obligation to pay the Offering Expenses in connection therewith as provided below), without prejudice, however, to the rights of the Selling Shareholders under Section 7.4;

              7.1.2 if:

              (i) the qualification or registration of the Offered Securities relates to an underwritten offering of the securities (on a firm commitment basis) by or through one or more underwriters, whether or not for the account of the Company;

               (ii) all or part of the Selling Shareholder's Shares are not also to be included in such underwritten offering
          (either because the Company has not received a request pursuant to section 7.7 or, having received such a request, it has been unable so to include such Shares after using reasonable efforts to do so as provided in section 7.7) and

               (iii) the managing underwriter or underwriters of such underwritten offering advises the Company in writing of its opinion (together with the reasons therefor), that the distribution of all or a specified portion of such Selling Shareholder's Shares concurrently with the Offered Securities by such underwriters will materially and adversely affect the distribution of such Offered Securities by such underwriters, the Company will promptly furnish the Selling Shareholders with a copy of such opinion and may, by written notice to the Selling Shareholders accompanying such opinion, require that the distribution of all or a specified portion of such Selling Shareholder's Shares be deferred until the completion of the distribution of such securities by such underwriters, but in no event for a period extending beyond the earlier of the 180th day following the effective date of such registration or qualification and the date expiration of the last to expire lock-up agreement, if any, entered into by any Shareholder of the Company at the request of such underwriters.

          7.2 Limitation On Rights. The Company shall not be obligated to effect any registration of any Selling
          Shareholder's Shares under section 7.1 incidental to the qualification and registration of any of its securities in connection with any acquisitions, securities exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

          7.3 Offering Expenses. No registration or qualification of Shares effected under section 7.1 shall relieve the Company of its obligations pursuant to section 7.4. The Company will pay all Offering Expenses in connection with each registration of Securities requested pursuant to this section 7.1, provided that the Company shall not be responsible for the reasonable fees and expenses of more than one separate legal firm for all Selling Shareholders.

          7.4 Registration On Request Upon receipt of a written request (a "Shareholder Request") from a Shareholder or Shareholders holding in aggregate at the date thereof not less than 3 % of the then outstanding common shares of the Company and having a Current Market Value of not less than Cdn.$5,000,000, to effect the qualification and registration under the Securities Laws of all or part of the Shares beneficially owned by such Shareholder and specifying the intended method or methods of disposition of such Shares, the Company will:

               7.4.1 within 20 days thereafter provide a copy of such Shareholder Request to all other Shareholders (the "Other Shareholders"); and

               7.4.2 use reasonable commercial efforts to effect (at the earliest practicable date) the qualification and registration under the Securities Laws of, subject to section 7.7, the Shares to which the Shareholder Request relates, provided such Shares have a Current Market Value (calculated as of the date of the Shareholder Request) of not less than Cdn.$5,000,000, and such Shares, if any, held by the

          Other Shareholders in respect of which such Other
          Shareholders request registration and qualification, provided such request is in writing and received by the Company within 15 days of the date on which the Shareholder Request is sent to the Other Shareholders.

          The rights of Shareholders under this section 7.4 shall become effective and commence on the earlier of (a) the 180th day following the date of completion of the Company's initial public offering (the "IPO") and (b) the third anniversary of the date hereof if the Company's IPO has not completed by such third anniversary; and shall continue indefinitely in the event the Company does not complete an IPO and, if the Company completes an IPO, shall continue until the sixth anniversary of such IPO, whereupon such rights shall terminate. No Shareholder Request may be made within 180 days of the most recent prior Shareholder Request.

          7.5 Offering Expenses. All Offering Expenses in connection with the qualification and/or registration of Shares effected pursuant to section 7.4 shall be borne by the Shareholders holding Shares being so qualified and/or registered, pro rata based upon the number of Shares of such Shareholder that are qualified and/or registered, except that such Shareholders shall not be responsible for any expenses and costs incurred by the Company in the ordinary course of its business or in the ordinary course of complying with applicable securities laws.

          7.6 Registration Procedures If and whenever the Company is required to use reasonable commercial efforts to effect the qualification and registration of any Shares under any of the Securities Laws as provided in sections 7.1 and 7.4, the Company will as expeditiously as possible:

               7.6.1 prepare and file (in any event within 60 days after requests for qualification and registration have been delivered to the Company) the preliminary prospectus, registration statement or, similar document required under each of the applicable Securities Laws together with such other related documents as may be necessary or appropriate for the purposes of the proposed distribution and shall, as soon as possible, prepare and file under the applicable Securities Laws a (final) prospectus, registration statement or similar document and cause such (final) prospectus, registration statement or similar document to become effective as soon as possible and shall take all other steps and proceedings that may be necessary in order to qualify the Shares for distribution in accordance with such Securities Laws;

               7.6.2 prepare and file with the applicable securities regulatory authorities such amendments and supplements to such preliminary prospectus, (final) prospectus, registration statement and similar documents as may be necessary to comply with the provisions of the applicable Securities Laws with respect to the distribution of all Shares and other securities covered thereby until the earlier of such time , as all of such Shares and other securities have been disposed of and the expiration of 4 months after the filing of such (final) prospectus;

               7.6.3 furnish to the Selling Shareholders such number of commercial copies of any documents prepared or filed pursuant to sections 7.6.1 or 7.6.2 (including all exhibits thereto and all documents incorporated therein by reference) as the Selling Shareholders may reasonably request;

               7.6.4  furnish to the Selling Shareholders:

               (A) an opinion of counsel for the Company addressed to the Selling Shareholders and dated the effective date of such (final) prospectus or registration statement; and

               (B) if applicable, a "comfort" letter addressed to such underwriter or underwriters as may be participating in the qualification and registration of Shares, dated the effective date of such (final) prospectus or registration statement and the closing date, signed by the auditors of the Company;

          and, in each case, covering substantially the same matters as are customarily covered in such documents and such other matters as the Selling Shareholders may request, acting reasonably; and

               7.6.5 immediately notify the Selling Shareholders of the happening of any event as a result of which the preliminary prospectus, the (final) prospectus or any registration statement, as then in effect, would include a misrepresentation (within the meaning of applicable securities laws), and at the request of the Selling Shareholders prepare and furnish to the Selling Shareholders a reasonable number of commercial copies of a supplement to or an amendment of the preliminary prospectus, the (final) prospectus and any registration statement as may be necessary so that, as thereafter delivered to the purchasers of such Shares or other securities, such document shall not include a misrepresentation (within the meaning of applicable securities laws).

          7.7 Underwriting Agreement. If requested by any underwriter for any underwritten offering of Shares on behalf of Selling Shareholders pursuant to a Shareholder Request, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, rights of indemnity and contribution substantially to the effect and to the extent provided in section 7.10. If such underwriter is unwilling to underwrite all of the Shares entitled to registration and qualification under subsection 7.4.2, such registration entitlement shall be modified such that each Shareholder of such Shares shall be entitled to registration and qualification of a number of Shares equal to the product obtained by multiplying the number of Shares the underwriter is prepared to underwrite by the quotient obtained by dividing number of Shares in respect of which such Shareholder is seeking registration by the aggregate number of Shares sought to be registered under subsection

               7.4.2. If the Company at any time proposes to register or qualify any of its securities under any of the Securities Laws (other than pursuant to a request made under section 7.4), whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will make reasonable efforts, if requested by the Selling Shareholders in connection therewith pursuant to section 7.1, to arrange for such underwriters to include such Shares among those securities to be distributed by or through such underwriters; provided that, for the purposes hereof, reasonable efforts shall not require the Company or any other seller of the securities proposed to be distributed by or through such underwriters to reduce the amount or sale price of such securities proposed to be so distributed from the levels they would be if there were no distribution of Shares held by Selling Shareholders. If such underwriter is unwilling to underwrite all of the Shares entitled to registration and qualification under section 7.1, such registration entitlement shall be modified such that each Selling Shareholder shall be entitled to registration and qualification of a number of Shares equal to the product obtained by multiplying the number of Selling Shareholder Shares the underwriter is prepared to underwrite by the quotient obtained by dividing number of Selling Shareholder Shares held by such Selling Shareholder by the aggregate number of Selling Shareholder Shares.

          7.8 Selection of Managing Underwriter. Whenever a registration requested pursuant to section 7.4 is for an underwritten offering, the Selling Shareholders shall have the right to select the managing underwriter or agent to administer the offering subject to the approval of the Company, such approval not to be unreasonably withheld. The Company hereby grants its continuing approval of Goldman, Sachs & Co. (or any of its affiliates) to serve as managing underwriter for any underwritten or agency offerings pursuant to section 7.4.

          7.9 Preparation; Reasonable Investigation In connection with the preparation and filing of any preliminary prospectus, (final) prospectus, registration statement or similar document as herein contemplated, the Company will give the Selling Shareholders and their underwriters, if any, and their respective counsel, auditors and other representatives, the opportunity to participate in the preparation of such documents and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and auditors as shall be necessary in the opinion of the Selling Shareholders, such underwriters and their respective counsel, all acting reasonably, and to conduct all due diligence which the Selling Shareholders, such underwriters and their respective counsel may reasonably require in order to conduct a reasonable investigation for purposes of establishing a due diligence defence as contemplated by the Securities Laws and in order to enable such underwriters to execute the certificate required to be executed by them at the end of each such document.

          7.10 Indemnification Of Selling Shareholders. In the event of any qualification or registration of any Shares hereunder, the Company will indemnify and hold harmless the Selling Shareholders, each person, if any, who participates as an underwriter in the offering or sale of such Shares, for and on behalf of themselves and for and on behalf of and in trust for each of their respective officers and directors, and each other person, if any, who controls a Selling Shareholder or any such underwriter or agent within the meaning of the United States Securities Act of 1933, from and against any and all losses, claims, damages, liabilities (whether arising under applicable Securities Laws or otherwise), costs or expenses (but not including loss of profit) caused or incurred:

          7.10.1 by reason of or arising out of any information or statement contained in the preliminary prospectus, (final) prospectus, registration statement, similar document or any amendment or supplement thereto (the "Disclosure
          Documents"), which is or is alleged to be a misrepresentation (within the meaning of applicable securities laws) in the Disclosure Documents; and/or

          7.10.2 by reason of or arising out of the omission or alleged omission to state in the Disclosure Documents, any material fact; and/or

          7.10.3 by reason of or arising out of any misrepresentation or alleged misrepresentation contained in the Disclosure Documents.

          Notwithstanding section 7.10, the indemnification contained in section 7.10 shall not apply in respect of any losses, claims, damages, liabilities, costs or expenses caused or incurred by reason of or arising out of any statement, omission, misrepresentation or other matter or thing referred to in section 7.10 which is based upon or results from any information relating solely to a Selling Shareholder in the Disclosure Documents.

          7.11 Notification Of Claim. In the event that any claim, action, suit or proceeding, including, without limiting the generality, of the foregoing, any inquiry or investigation (whether formal or informal) is brought or instituted against any of the persons or corporations in respect of which indemnification is or might reasonably be considered to be provided for in section 7.10, such person or corporation (the "Indemnified Party") shall promptly notify the Company and the Company shall promptly retain counsel who shall be reasonably satisfactory to the Indemnified Party to represent the Indemnified Party in such claim, action, suit or proceeding and the Company shall pay all of the reasonable fees and disbursements of such counsel relating to such claim, action, suit or proceeding .

          7.12 Retention Of Counsel. In any such claim, action, suit or proceeding, the Indemnified Party shall have the right to retain other counsel to act on his or its behalf, provided that the fees and disbursements of such other counsel shall be paid by the Indemnified Party unless, subject to section 7.13

                  7.12.1 the Company and the Indemnified Party shall have mutually agreed to the retention of such other counsel; or

                  7.12.2 the named parties to any such claim, action, suit or proceeding (including any added, third or impleaded parties) include both the Company and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

          7.13 Single Counsel. If other counsel is retained as provided for in section 7.12 and the Company is responsible for the fees and disbursements of such counsel, the Company shall not, in connection with any such claim, action, suit or proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate legal firm for all persons or corporations in respect of which indemnification is or might reasonably be considered to be provided for in section 7.10.

          7.14 Settlements. Notwithstanding anything contained in this Agreement, neither the Company nor the Selling Shareholders shall agree to any settlement of any such claim, action, suit or proceeding unless the other has consented in writing thereto, and the Company shall not be liable for any settlement of any such claim, action, suit or proceeding unless it has consented in writing thereto.

          7.15 Contribution. The Company agrees to provide provision for contribution relating to such indemnity as shall be reasonably requested by the Selling Shareholders or the underwriters.

          7.16 Indemnification Of The Company. The Company may require, in connection with any distribution of Shares as herein contemplated, that the Company shall have received an undertaking satisfactory to it from the Selling Shareholders to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection 7.10) the Company for and on behalf of itself and for and on behalf of and in trust for each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the United States Securities Act of 1933 with respect to any statement, omission, misrepresentation or other matter or thing referred to in section 7.10 which is based upon or results from any information relating solely to a Selling Shareholder in the Disclosure Documents.

27.       Section 11.2
          ------------

          Section 11.2 is deleted and the following is substituted:

          11.2      Continuing Obligations

                    The termination of this Agreement will not affect:

          (a) the obligations of any Shareholder or the Company arising pursuant hereto prior to the date of termination to make payment of any balance owing on the purchase price of any Investment as may have been agreed upon pursuant to this Agreement;

          (b) the provisions of sections 3.9 and 3.11, which shall continue in force notwithstanding such termination; or

          (c) the rights granted to any Shareholder by Article 7 of this Agreement.

28.       Section 11.7.3
          --------------

          Section 11.7.3 of the Shareholders Agreement is amended by deleting the words "Federal Business Development Bank" wherever they appear, and substituting the words "Business Development Bank of Canada".

29.       Section 11,7.12
          ---------------
          A new Section 11.7.12 is added to the Shareholders Agreement as follows:

          "11.7.12if to Star Management:

          SVM Star Ventures Management GMBH No.3
          Leopoldstr 28A
          80802 Munich
          Germany
          Fax: 49-89-381-70555
          Attention: Managing Director
          ----------------------------


          with a copy to:

          SVM Star Ventures Management GMBH No.3
          25 Lechi St.
          Bnei Brak 52100
          Israel
          Fax: 972-3-618-0748

          and with a copy to:

          Goldfarb, Levy, Eran & Co.
          Beit Eliahu
          2 Ibn Gvirol
          Tel Aviv 64077
          Israel
          Fax: 972-3-695-4344
          Attention: Oded Eran, Adv."
          --------------------------

30.       Section 11.7.13
          ---------------

          A new Section 11.7.13 is added to the Shareholders Agreement as follows:

          "11.7.13 if to G S Capital:

          G S Capital Partners II, L.P.
          85 Broad Street
          New York, New York
          U.S.A., 10004

          Fax:  212-902-3000


          Attention:  Carla Skodinski (for administrative matters)
                      John Bu (for all other matters)"

31.       Section 11.7.14
          ---------------

          A new Section 11.7.14 is added to the Shareholders Agreement as follows:

          "11.7.14 if to G S Offshore'

          G S Capital Partners II Offshore, L.P.
          85 Broad Street
          New York, New York
          U.S.A., 10004

          Fax:  212-902-3000


          Attention:  Carla Skodinski (for administrative matters)
                      John Bu (for all other matters)"


32.       Section 11.7.15
          ---------------

          A new Section 11.7.15 is added to Shareholders Agreement as follows:

          11.7.15 if to Goldman Gmbh:

          Goldman, Sachs & Co. Verwaltungs Gmbh
          85 Broad Street
          New York, New York
          U.S.A., 10004

          Fax:  212-902-3000

          Attention:  Carla Skodinski (for administrative matters)
                      John Bu (for all other matters)"

33.       Section 11.7.16
          ---------------

          A new Section 11.7.16 is added to the Shareholders Agreement as follows:

          "11.7.16 if to Stone Street:

          Stone Street Fund 1995, L.P.
          85 Broad Street
          New York, New York
          U.S.A., 10004

          Fax:  212-902-3000

          Attention:  Carla Skodinski (for administrative matters)
                      John Bu (for all other matters)"


34.       Section 11.7.17
          ---------------
          A new Section 11.7.17 is added to the Shareholders Agreement as follows:


          "11.7.17 if to Bridge Street:

          Bridge Street Fund 1995, L.P.
          85 Broad Street
          New York, New York
          U.S.A., 10004

          Fax:  212-902-3000

          Attention:  Carla Skodinski (for administrative matters)
                      John Bu (for all other matters)"

35.       Signatories
          -----------

          The signatories to the Shareholders Agreement are amended to be identical to the signatories to this Agreement.

36.       Effective Date
          --------------

          This Amendment to Shareholders Agreement shall be deemed to be in full force and effect as of November 2, 1995 as to all of the parties hereto.

37.       Facsimile Counterparts
          ----------------------

          This Amendment to Shareholders Agreement may be executed in facsimile counterparts, each of which when executed and delivered shall be deemed to be an original and all of which facsimile counterparts together shall constitute the same agreement.

                      THIS PAGE INTENTIONALLY LEFT BLANK

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first hereinabove set forth.


CREO PRODUCTS INC.



___________________________________
Authorized Signatory

BUSINESS DEVELOPMENT BANK OF CANADA


/s/ LIVIA MAHLER
-----------------------------------
Authorized Signatory


/s/ DANIEL GELBART
-----------------------------------
DANIEL GELBART


/s/ KENNETH A. SPENCER
___________________________________
KENNETH A. SPENCER



/s/ AMOS MICHELSON
-----------------------------------
AMOS MICHELSON



/s/ DAVID PRITCHARD
-----------------------------------
DAVID PRITCHARD


-----------------------------------
Authorized Signatory
By: SVM Star Ventures Managementgesellschaft mbH No. 3 (Mamaging Partner)
    By: Dr. Meir Barel (Managing Partner)


SVE STAR VENTURES ENTERPRISES NO.II LIMITED PARTNERSHIP



___________________________________
Authorized Signatory
By: SVM Star Ventures Managementgesellschaft mbH No. 3 (Managing Partner)
    By: Dr. Meir Barel (Managing Partner)

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first hereinabove set forth.


CREO PRODUCTS INC.



/s/ AMOS MICHELSON
-----------------------------------
Authorized Signatory

BUSINESS DEVELOPMENT BANK OF CANADA


___________________________________
Authorized Signatory



___________________________________
DANIEL GELBART



___________________________________
KENNETH A. SPENCER



___________________________________
AMOS MICHELSON



___________________________________
DAVID PRITCHARD



SVE STAR VENTURES ENTERPRISES NO.II LIMITED PARTNERSHIP



/s/ MEIR BAREL
-----------------------------------
Authorized Signatory
By: SVM Star Ventures Managementgesellschaft mbH No. 3 (Mamaging Partner)
    By: Dr. Meir Barel (Managing Partner)


SVE STAR VENTURES ENTERPRISES NO.II LIMITED PARTNERSHIP


/s/ MEIR BAREL
___________________________________
Authorized Signatory
By: SVM Star Ventures Managementgesellschaft mbH No. 3 (Managing Partner)
    By: Dr. Meir Barel (Managing Partner)

SVE STAR VENTURES ENTERPRISES NO. IIIA LIMITED PARTNERSHIP


/s/ Meir Barel
-----------------------------------
Authorized Signatory
By: SVM Star Ventures Managementgesellschaft mbH No. 3 (Managing Partner)
    By: Dr. Meir Barel (Managing Partner)

INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST VEWALTUNGEN

/s/ Signature
-----------------------------------
Authorized Signatory

UNICYCLE TRADING COMPANY

/s/ SIGNATURE
___________________________________
Authorized Signatory

D.G. DAN-GAL LTD.

/s/ SIGNATURE
___________________________________
Authorized Signatory

YOZMA VENTURE CAPITAL LTD.

/s/ SIGNATURE
___________________________________
Authorized Signatory


/s/ CASPAR SEEMAN
___________________________________
CASPAR SEEMAN


/s/ FRITJOF REGEHR
___________________________________
FRITJOF REGEHR


/s/ EDWARD R. GOLDBERG
___________________________________
EDWARD R. GOLDBERG

/s/ JOCHEN MACKENRODT
___________________________________
JOCHEN MACKENRODT


___________________________________
PRINZ MICHAEL VON LICHTENSTEIN

/s/ SOTIRIS TSOTOURAS
-------------------------
SOTIRIS TSOTOURAS


EVERGREEN INTERNATIONAL INVESTMENTS N.V.

/s/ SIGNATURE
_________________________
Authorized Signatory


YAROK AZ LTD.

/s/ SIGNATURE
_________________________
Authorized Signatory


EVERGREEN CAPITAL MARKETS LTD.

/s/ SIGNATURE
_________________________
Authorized Signatory


FLB INVESTMENTS LTD.

/s/ SIGNATURE
_________________________
Authorized Signatory


GILDE INVESTMENT FUND B.V.

/s/ SIGNATURE
_________________________
Authorized Signatory


GILDE IV

/s/ SIGNATURE
_________________________
Authorized Signatory


MARIN INVESTMENTS LIMITED

/s/ SIGNATURE
_________________________
Authorized Signatory

/s/ R. AMIT
-------------------------
RAPHAEL AMIT

/s/ KENNETH MACCRIMMON
_________________________
KENNETH MACCRIMMON

/s/ MARILYN MACCRIMMON
_________________________
MARILYN MACCRIMMON


QUALITY INVESTMENTS L.L.C

/s/ SIGNATURE
_________________________
Authorized Signatory


SVM STAR VENTURES MANAGEMENT GMBH NO.3


/s/ MEIR BAREL
_________________________
Authorized Signatory
By: Dr. Meir Barel (Managing Partner)

_____________________
KENNETH MACCRIMMON


_____________________
MARILYN MACCRIMMON


QUALITY INVESTMENTS L.L.C


_____________________
Authorized Signatory


SVM STAR VENTURES MANAGEMENT GMBH NO.3


_____________________
Authorized Signatory


GS CAPITAL PARTNERS II, L.P.
BY:  GS Advisors, L.P.
     Its General Partner
BY:  GS Advisors, Inc.
     Its General Partner



BY:  /s/ RICHARD FRIEDMAN
   -----------------------------------
Name:  Richard A. Friedman
Title: President



GS CAPITAL PARTNERS II, OFFSHORE, L.P.
BY:    GS Advisors, L.P.
       Its General Partner
BY:    GS Advisors, Inc.
       Its General Partner


BY:    /s/ RICHARD FRIEDMAN
   -----------------------------------
Name:  Richard Friedman
Title: President

     THIS AMENDMENT TO SHAREHOLDERS AGREEMENT made as of the 22nd day of March, 1996,

AMONG:

          CREO PRODUCTS INC., a company duly incorporated under the laws of
          ------------------
          Canada, registered extraprovincially in the Province of British Columbia, and having an office at 3700 Gilmore Way, Burnaby, British Columbia

          (the "COMPANY")
                                                            OF THE FIRST PART
AND:

          BUSINESS DEVELOPMENT BANK OF CANADA. formerly KNOWN AS FEDERAL
          --------------------------------------------- ----------------
          BUSINESS DEVELOPMENT BANK, incorporated by special Act of
          -------------------------
          Parliament: of Canada, having its head office in the City of Montreal, in the Province of Quebec

          ("FBDB")
                                                              OF THE SECOND PART
AND:
          DANIEL GELBART
          --------------

          ("Gelbart")
                                                               OF THE THIRD PART
AND:
          KENNETH A. SPENCER
          ------------------

          ("Spencer")

                                                              OF THE FOURTH PART
AND:
          AMOS MICHELSON
          --------------

          ("Michelson")

                                                               OF THE FIFTH PART
AND:
          DAVID PRITCHARD
          ---------------

          ("Pritchard" and together with Gelbart and Michelson, the "Management Shareholders")
                                                               OF THE SIXTH PART
AND:
          SVE STAR VENTURES ENTERPRISES NO. II LIMITED PARTNERS
          -----------------------------------------------------

          ("STAR II")

          and

          SVE STAR VENTURES ENTERPRISES NO. III LIMITED PARTNERSHIP
          ---------------------------------------------------------

          ("STAR III")
          and

          SVE STAR VENTURES ENTERPRISES NO. IIIA LIMITED PARTNERSHIP
          ----------------------------------------------------------

          ("STAR IIIA")

          and

          INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST VEWALTUNGEN
          ------------------------------------------------------

          ("Interstock")

          and

          UNICYCLE TRADING COMPANY
          ------------------------

          ("Unicycle")

          and

          D.G. DAN-GAL LTD,
          -----------------

          ("Dan-Gal")

          and

          YOZMA VENTURE CAPITAL LTD.
          --------------------------

          ("Yozma")

          and

          SVM STAR VENTURES MANAGEMENT GMBH NO. 3
          ---------------------------------------

          ("Star Management")

          and

          CASPAR SEEMAN
          -------------

          ("Seeman")

          and

          FRITJOF REGEHR
          --------------

          ("Regehr")

          and

          EDWARD R. GOLDBERG
          ------------------

          ("Goldberg")

          and

          JOCHEN MACKENRODT
          -----------------

          ("Mackenrodt")

          and

          PRINZ MICHAEL VON LICHTENSTEIN
          ------------------------------

          ("von Lichtenstein")

          and

          SOTIRIS TSOTOURAS
          -----------------

          ("Tsotouras")

          (STAR II, STAR III, STAR IIIA, Interstock, Unicycle, Dan-Gal, Yozma, Star Management, Seeman, Regehr, Goldberg, Mackenrodt, von Lichtenstein and Tsotouras are herein called "STAR")

                                                             OF THE SEVENTH PART

AND:

          EVERGREEN INTERNATIONAL INVESTMENTS N.V.
          ----------------------------------------

          ("Evergreen")

          and

          YAROK AZ LTD.
          -------------

          ("Yarok Az")

          and

          EVERGREEN CAPITAL MARKETS LTD.
          ------------------------------

          ("Capital Markets")

          and

          FLB INVESTMENTS LTD.
          --------------------

          ("FLB")

          (Evergreen, Yarok Az, Capital Markets and FLB are herein called the "Evergreen Group")

                                                              OF THE EIGHTH PART

AND:

          GILDE INVESTMENT FUND B.V.
          --------------------------

          ("Gilde Investments")

          and

          GILDE IV, B.V.
          --------------

          ("Gilde IV")

          (Gilde Investments and Gilde IV are herein called "GILDE")

                                                               OF THE NINTH PART

AND:

          MARIN INVESTMENTS, LIMITED
          --------------------------

          ("Marin")

          and

          RAPHAEL AMIT
          ------------

          ("Amit")

          and

          KENNETH MACCRIMMON and MARILYN MACCRIMMON
          -----------------------------------------

          (jointly called "MACCRIMMON")

          (Marin, Amit and MacCrimmon are herein called the "MARIN GROUP")

                                                               OF THE TENTH PART

AND:

          QUALITY INVESTMENTS L.L.C,
          --------------------------

          ("Quality")

                                                            OF THE ELEVENTH PART

AND:
          G S CAPITAL PARTNERS II, L.P.
          -----------------------------

          ("G S Capital")

          and

          G S CAPITAL PARTNERS II OFFSHORE, L.P.
          --------------------------------------

          ("G S Offshore")

          and

          GOLDMAN. SACHS & CO. VERWALTUNGS GMBH
          -------------------------------------

          ("Goldman Gmbh")

          and

          STONE STREET FUND 1995, L,P.
          ----------------------------

          ("Stone Street")

          and

          BRIDGE STREET FUND 1995. L.P.
          -----------------------------

          ("Bridge Street")

          (G S Capital, G S Offshore, Goldman Gmbh, Stone Street and Bridge Street are herein called the "GOLDMAN SACHS GROUP")

                                                             OF THE TWELFTH PART
AND:

          HANCOCK INTERNATIONAL PRIVATE EQUITY PARTNERS II - DIRECT FUND LP
          -----------------------------------------------------------------

          ("HIPEP")

                                                          OF THE THIRTEENTH PART

AND:

          TECHNOLOGY CROSSOVER VENTURES, L.P.
          -----------------------------------

          ("TCVLP")

          and

          TECHNOLOGY CROSSOVER VENTURES, C.V.
          -----------------------------------

          ("TCVCV")

          and

          VAL VADEN
          ---------

          ("VADEN")

          and

          MICHAEL SOLOMON
          ---------------

          ("SOLOMON")

          (TCVLP, TCVCV, VADEN and SOLOMON are herein called the "TCV GROUP")

                                                          OF THE FOURTEENTH PART


WHEREAS:

A. The Company, FBDB, Spencer, the Management Shareholders and STAR entered into a shareholders agreement on the 29th day of April, 1994 to govern the rights and obligations of the principal shareholders of the Company, which agreement was mended and additional parties added as of November 21, 1994, as of June 30, 1995, and as of November 2, 1995 (such agreement, as amended, is hereinafter referred to as the "SHAREHOLDERS AGREEMENT");

B. The parties hereto desire to make certain amendments to the Shareholders Agreement to reflect the fact that HIPEP and the TCV Group have become Shareholders of the Company.

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto agree each with the other as follows:

1.        Parties
          -------

          The listing and description of the parties to the Shareholders Agreement is amended to be identical to the listing and description of the parties to this Agreement, and the changes are more specifically described as follows:

     (a)  HIPEP is added as the parry of the Thirteenth Part; and;

     (b)  TCV Group is added as the party of the Fourteenth Part..

2.        New Parties
          -----------

          Each of HIPEP, TCVLP, TCVCV, Vaden and Solomon is hereby made a party to the Shareholders Agreement as of the date of this Amendment to Shareholders Agreement, and each of such parties agrees to be bound by all of the provisions of the Shareholders Agreement to the extent such provisions are not mended hereby. All of the original parties to the Shareholders Agreement agree that this Amendment to Shareholders Agreement shall be deemed to amend the Shareholders Agreement as more fully set forth herein. All of the parties to this Amendment to Shareholders Agreement agree that, except to the extent it is amended hereby, the Shareholders Agreement shall remain in full force and effect. All references in the Shareholders Agreement to "the Agreement" or to "this Agreement" shall be deemed to refer to the Shareholders Agreement as amended by this Amendment to Shareholders Agreement.

3.        Section 1.1.30
          --------------

          The Shareholders Agreement is amended by deleting section 1.1.30 and substituting the following-

          "1.1.30   "Shareholder" means FBDB, Spencer, each of the
          Management Shareholders, each of the Persons comprising STAR, each of the Persons Comprising the Evergreen Group, each of the Persons comprising Gilde, each of the Persons comprising the Marin Group, Quality, each of the Persons comprising the Goldman Sachs Group, HIPEP, and each of the Persons comprising the TCV Group, and the , respective successors or permitted assigns of each of the foregoing; provided, however, that all of the Persons comprising STAR and any and all STAR Transferees (together with any Person or Persons (the "Other Investors") purchasing shares of the Company or any Related Company pursuant to section 4.3 of the Share Purchase Agreement) shall be deemed a single Person and their ownership of Shares (including any shares of the Company which the Other Investors have acquired, or have a right to acquire, pursuant to Section 4.3 of the Share Purchase Agreement) shall be aggregated for the purposes of this Section 1.130; and provided further, however, all of the Persons comprising the Evergreen Group and all Permitted Transferees (as defined in Section 1.35) of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for the purposes of this Section 1.1.30; and provided further however, all of the Persons comprising Gilde and all Permitted Transferees of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for purposes this Section 1.1.30, and provided further that each of the Persons comprising the TCV Group and all Permitted Transferees of such Persons shall be deemed to be a single Person and their ownership of shall be aggregated for purpose of this Section 1.1.30."

4.        Section 3.9
          -----------

          Section 3.9 of the Shareholders Agreements is deleted, and the following substituted:

     "3.9      Confidentiality of Private Affairs

          No Shareholder will (while a Shareholder of or employed by the Company or at any time thereafter) disclose to any person not a Shareholder at the time of disclosure, the private affairs of the company or any of its Related Companies, contracts or agreements of the Company or its Related Companies, the financial position of the Company or its Related Companies (except that the Goldman Sachs Group may disclose such matters to and consult thereon with its advisor, Goldman, Sachs & Co., and FBDB, the Evergreen Group, Gilde, the Marin Group, STAR, and the Goldman Sachs Group may, in good faith, disclose the financial position of the Company to a creditor of the Company, if acting in good faith FBDB, the Evergreen Group, Gilde, the Marin Group, STAR or the Goldman Sachs Group forms the view that such disclosure is in the best interests of the Company, or to a prospective purchaser of its interest in the Company), any prospects of business of the Company or its Related Companies which is not public knowledge and will not (either while such Shareholder is a Shareholder of or employed by the Company or at any time thereafter) use for its own purposes (except that FBDB, the Evergreen Group, Gilde, the Marin Group, STAR, the Goldman Sachs Group and Goldman, Sachs & Co., HIPEP, and the TCV Group (other than Vaden and Solomon) shall have the right to refer to their investment in the Company in their publications and promotional material) or for any purposes other than those of the Company any information he may acquire in relation to the business of the Company or its Related Companies.

          Notwithstanding the above, Goldman Sachs Group and its advisor, Goldman, Sachs & Co., HIPEP and the TCV Group (other than Vaden or Solomon) may disclose information if pursuant to a subpoena, Civil Investigative Demand (or similar process), order, statute, rule or other legal requirement promulgated or imposed by a court or by a judicial, regulatory, self-regulatory or legislative body, organization, agency or committee or otherwise in connection with any judicial or administrative proceeding (including, in response to oral questions, interrogatories or requests for information or documents) in which Goldman, Sachs & Co. or its Affiliates, HIPEP, or the TCV Group (other than Vaden and Solomon) is involved."

5.        Section 3.11.2
          --------------

                      Section 3.11.2 of the Shareholders Agreement is deleted and the following substituted:

          "3.11.2     Section 3.11.1 does not apply and shall not be
          construed or interpreted to restrict the right of the Goldman Sachs Group or its advisor, Goldman, Sachs & Co. or any of its Affiliates, or HIPEP or the TCV Group (other than Vaden or Solomon) to use, information acquired by any of them in the ordinary course of their investment banking business, and otherwise than by reason of being a Shareholder or a party to this Agreement; provided, however, that nothing in this section 3.11.2 shall operate to relieve the Goldman Sachs Group or its advisor, Goldman, Sachs & Co., or any of its Affiliates, or any director nominated by the Goldman Sachs Group, or HIPEP or the

          TCV Group or any of their respective Affiliates, from any duty or obligation which it may owe to the Company in law or in equity."

6.        Section 3.12
          ------------

                    Section 3.12 of the Shareholders Agreement is amended by the addition of the words " - HIPEP, or the TCV Group" after the words "the Goldman Sachs Group in section 3.12.2.

7.        Section 3.14
          ------------

          Section 3.14 of the Shareholders Agreement is amended by inserting the words ", HIPEP or the TCV Group (other than Vaden or Solomon) after the words "the Marin Group" in the preamble.

The second to the last paragraph of Section 3.14 of the Shareholders Agreement shall have inserted after "the Marin Group," the words ", HIPEP, the TCV Group (other than Vaden and Solomon)" after the words "the Goldman Sachs Group," to read as follows:

          "Each of FBDB, the Evergreen Group, Gilde, the Marin Group, HIPEP, the TCV Group (other than Vaden and Solomon), the Goldman Sachs Group, Spencer and STAR reserves the right to receive additional information from the Company and its auditors, which is reasonably required to understand better the affairs of the Company.

          Any director and any Representative in a representative capacity may pass that and all other information received by him to the Shareholders he represents."

8.        Section 5.21
          ------------

          Section 5.21 of the Shareholders Agreement is amended to read as follows:

          "5.21  Waiver

          5.21.1 Notwithstanding any other provision of this Agreement, any Person that is a member of the Goldman Sachs Group, HIPEP, and any member of the TCV Group (other than Vaden and Solomon) may freely sell, transfer or otherwise dispose of any of its Investment to another member of its respective Group (other than, in the case of the TCV Group, Vaden or Solomon) or to an Affiliate of any such Person (other than, in the case of Vaden or Solomon, an Affiliate of either) or, in the case of a Person that is a partnership, to the partners thereof and in the case of a Person that is a corporation, to the shareholder's thereof provided that any such transferee shall have agreed to be bound by the provisions of this Agreement."

9.        Section 6.1
          -----------

          Section 6.1 of the Shareholders Agreement is amended by the addition of the words "HIPEP, the TCV Group," after the words "Goldman Sachs Group" wherever they appear.

10.       Section 11.7.18
          ---------------

          A new Section 11.7.18 is added to the Shareholders Agreement as follows:

          "11.7.18 if to HIPEP:

          Hancock International Private Equity Partners II - Direct
          Fund,L.P.
          1 Financial Centre, 44th Floor
          Boston, Mass 02111
          Attention: Surya Chadha/Ofer Nemirovsky
          Phone: (617)348-3713
          Fax:   (617)350-0305

11.       Section 11.7.19
          ---------------

          A new Section 11.7.19 is added to the Shareholders Agreement as follows:

          "11.7.19 if to TCVLP:

          Technology Crossover Ventures, L.P.
          101 Eisenhower Parkway
          Roseland, NJ 07068
          Attention: Robert C. Bensky
          Phone: (201) 228-2234
          Fax:   (201) 228-2206

          Technology Crossover Ventures,L.P.
          575 High Street, Suite 400
          Palo Alto, CA 94301
          Phone: (415) 614-8210
          Fax:   (415) 614-8222

12.       Section 11.7.20
          ---------------

          A new Section 11.7.20 is added to the Shareholders Agreement as follows:

          "11.7.20 if to TCVCV:

          Technology Crossover Ventures, L.P.
          101 Eisenhower Parkway
          Roseland, NJ 07068
          Attention: Robert C. Bensky
          Phone: (201) 228-2234
          Fax:   (201) 228-2206

13.       Section 11.7.21
          ---------------

          A new Section 11.7.21 is added to the Shareholders Agreement as follows :

          "11.7.21 if to VADEN:

          Val Vaden
          2480 Sand Hill Road
          Menlo Park, CA 94025
          Phone: (415) 854-8180
          Fax:   (415) 854-8183

14.       Section 11.7.22
          ---------------

          A new Section 11.7.22 is added to the Shareholders Agreement as follows:

          "11.7.22 if to SOLOMON:

          Michael Solomon
          One Winding Way
          Ross, CA 94957
          Phone: (415) 454-1076
          Fax:   (415) 454-1076

15.       Signatories
          -----------

          The signatories to the Shareholders Agreement are amended to be identical to the signatories to this Agreement.

16.       Effective Date
          --------------

          This Amendment to Shareholders Agreement shall be deemed to be in full force and effect as of February , 1996 as to all of the parties hereto.

17.       Facsimile Counterparts
          ----------------------

          This Amendment to Shareholders Agreement may be executed in facsimile counterparts, each of which when executed and delivered shall be deemed to be an original and all of which facsimile counterparts together shall constitute the same agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first hereinabove set forth.

CREO PRODUCTS INC.

/s/ TOM KORDYBACK
___________________________
Authorized Signatory

BUSINESS DEVELOPMENT BANK OF CANADA

/s/ SIGNATURE
___________________________
Authorized Signatory

/s/ DANIEL GELBART
___________________________
DANIEL GELBART


/s/ KENNETH A. SPENCER
___________________________
KENNETH A. SPENCER

/s/ AMOS MICHELSON
___________________________
AMOS MICHELSON

/s/ DAVID PRITCHARD
___________________________
DAVID PRITCHARD

SVE STAR VENTURES ENTERPRISES NO. II LIMITED PARTNERSHIP

/s/ MEIR BAREL
___________________________
Authorized Signatory
By: SVM Star Ventures Managementgeselschaft mbH Nr.3 (Managing Partner)
    By: Dr. Meir Barel (Managing Partner)

SVE STAR VENTURES ENTERPRISES NO. III LIMITED PARTNERSHIP

/s/ MEIR BAREL
------------------------------
Authorized Signatory
By: SVM Star Ventures Managementgeselschaft mbH Nr.3 (Managing Partner)
    By: Dr. Meir Barel

SVE STAR VENTURES ENTERPRISES NO. IIIA LIMITED PARTNERSHIP

/s/ MEIR BAREL
-------------------------------
Authorized Signatory
By: SVM Star Ventures Managementgeselschaft mbH Nr.3 (Managing Partner)
    By: Dr. Meir Barel (Managing Partner)

INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST VEWALTUNGEN

/s/ PRINZ MICHAEL VON LIECHTENSTEIN
----------------------------------------
Prinz Michael Von Liechtenstein
Authorized Signatory     Director

UNICYCLE TRADING COMPANY


/s/ SIGNATURE
----------------------------------------
Authorized Signatory

D.G. DAN-GAL LTD.

/s/ SIGNATURE
----------------------------------------
Authorized Signatory

YOZMA VENTURE CAPITAL LTD.

/s/ SIGNATURE
________________________________________
Authorized Signatory

/s/ MEIR BAREL
----------------------------------------
CASPAR SEEMAN
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
----------------------------------------
FRITJOF REGEHR
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
----------------------------------------
EDWARD R. GOLDBERG
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
----------------------------------------
JOCHEN MACKENRODT
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
----------------------------------------
PRINZ MICHAEL VON LICHTENSTEIN
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
----------------------------------------
SOTIRIS TSOTOURAS
By: SVM Star Ventures Managementgesellschaft mbH Nr. 3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

EVERGREEN INTERNATIONAL INVESTMENTS N.V.

/s/ SIGNATURE
----------------------------------------
Authorized Signatory

YAROK AZ LTD.

/s/ SIGNATURE
----------------------------------------
Authorized Signatory


EVERGREEN CAPITAL MARKETS LTD.


/s/ SIGNATURE
----------------------------------------
Authorized Signatory


FLB INVESTMENTS LTD.


/s/ SIGNATURE
-----------------------------------------
Authorized Signatory


GILDE INVESTMENT FUND B.V.


/s/ SIGNATURE
----------------------------------------
Authorized Signatory


GILDE IV


/s/ SIGNATURE
----------------------------------------
Authorized Signatory


MARIN INVESTMENTS LIMITED


/s/ SIGNATURE
----------------------------------------
Authorized Signatory

/s/ R. AMIT
________________________________________
RAPHAEL AMIT


/s/ KENNETH R. MACCRIMMON
________________________________________
KENNETH MACCRIMMON


/s/ MARILYN MACCRIMMON
________________________________________
MARILYN MACCRIMMON

QUALITY INVESTMENTS L.L.C.


/s/ SIGNATURE
---------------------------
Authorized Signatory


SVM STAR VENTURES MANAGEMENT GMBH NO. 3


/s/ MEIR BAREL
___________________________
Authorized Signatory
By: Dr. Meir Barel (Managing Partner)


G S CAPITAL PARTNERS II, L.P.


___________________________
Authorized Signatory


G S CAPITAL PARTNERS II OFFSHORE, L.P.


___________________________
Authorized Signatory


GOLDMAN, SACHS & CO. VERWALTUNGS GMBH


___________________________
Authorized Signatory


STONE STREET FUND 1995, L.P.


___________________________
Authorized Signatory


BRIDGE STREET FUND 1995, L.P.


___________________________
Authorized Signatory

QUALITY INVESTMENTS L.L.C.


___________________________
Authorized Signatory


SVM STAR VENTURES MANAGEMENT GMBH NO. 3


___________________________
Authorized Signatory


G S CAPITAL PARTNERS II, L.P.
  by: GS ADVISORS, INC.
      GENERAL PARTNERS
      GS ADVISORS, LP.
      GENERAL PARTNER

/s/ SIGNATURE
----------------------
Authorized Signatory

by: /s/ C. H. Skodinski
        C. H. Skodinski, V.P.

G S CAPITAL PARTNERS II OFFSHORE, L.P.
  by: GS ADVISORS, INC.
      GENERAL PARTNER,
      GS ADVISORS, (Cayman) L.P.
      GENERAL PARTNER

/s/ SIGNATURE
----------------------
Authorized Signatory

  by: /s/ C.H. Skodinski
          C.H. Skodinski, V.P.

GOLDMAN, SACHS & CO. VERWALTUNGS GMBH


/s/ RICHARD FRIEDMAN         and /s/ C.H. SKODINSKI
----------------------
Authorized Signatory                 C.H. Skodinski,
Richard A.Friedman                   Registered Agent
Managing Director


STONE STREET FUND 1995, L.P.

  by: STONE STREET Value CORP.
      GENERAL PARTNER

/s/ SIGNATURE
----------------------
Authorized Signatory

 by: /s/ C.H. Skodinski
     C.H. Skodinski, V.P.

BRIDGE STREET FUND 1995, L.P.


 by: STONE STREET Value CORP.
Managing GENERAL PARTNER

/s/ SIGNATURE
------------------------
Authorized Signatory

 by: /s/ C.H. Skodinski
         C.H. Skodinski, V.P.

HANCOCK INTERNATIONAL PRIVATE EQUITY PARTNERS II - DIRECT FUND LP
By:  Back Bay Partners XVI L.P.
By:  Hancock Venture Partners, Inc.

     /s/ SIGNATURE
By:  _______________________________
     Authorized Signatory


TECHNOLOGY CROSSOVER VENTURES, L.P.
By:  Technology Crossover Management, L.L.C.,
     General Partner

By:  ROBERT C. BENSKY
     -------------------------------
     Name:   Robert C. Bensky
     Title:  Chief Financial Officer

TECHNOLOGY CROSSOVER VENTURES, C.V.
By:  Technology Crossover Management, L.L.C.,
     Investment General Partner


By:  ROBERT C. BENSKY
     -------------------------------
     Name:   Robert C. Bensky
     Title:  Chief Financial Officer

/s/ VAL E. VADEN
_________________________
VAL VADEN


/s/ MICHAEL SOLOMON
_________________________
MICHAEL SOLOMON

      THIS AMENDMENT TO SHAREHOLDERS AGREEMENT made as of the ___ day of May, 1997,

      AMONG:
                CREO PRODUCTS INC., a company duly incorporated under
                ------------------
                the laws of Canada, registered extraprovincially in the Province of British Columbia, and having an office at 3700 Gilmore Way, Burnaby, British Columbia

                (the "Company")
                                                             OF THE FIRST PART
      AND
                BUSINESS DEVELOPMENT BANK OF CANADA, formerly
                --------------------------------------------
                known AS FEDERAL BUSINESS DEVELOPMENT BANK.
                -------------------------------------------
                incorporated by special Act of Parliament of Canada, having its head office in the City of Montreal, in the Province of Quebec

                ("FBDB")
                                                             OF THE SECOND PART
      AND:
                DANIEL GELBART
                --------------

                ("Gelbart")
                                                             OF THE THIRD PART
      AND:
                KENNETH A. SPENCER
                -----------------

                ("Spencer")

                                                             OF THE FOURTH PART
      AND:
                AMOS MICHELSON
                --------------

                ("Michelson")


                (Gelbart and. Michelson, together, being the "Management Shareholders")

                                                             OF THE FIFTH PART
      AND:
                DAVID PRITCHARD
                ---------------

                ("Pritchard")

                                                             OF THE SIXTH PART
      AND:
                SVE STAR VENTURES ENTERPRISES NO. II LIMITED
                ------------------------------------------------
                PARTNERSHIP
                -----------

                ("STAR II")

                and

               SVE STAR VENTURES NO. III LIMITED PARTNERSHIP
               ---------------------------------------------

               ("STAR III")

               and

               SVE STAR VENTURES ENTERPRISES NO. IIIA LIMITED PARTNERSHIP
               -----------------------------------------------------------------
               ("STAR IIIA")

               and

               INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST VEWALTUNGEN
               ------------------------------------------------------

               ("Interstock")

               and

               UNICYCLE TRADING COMPANY
               ------------------------

               ("Unicycle")

               and

               D.G. DAN-GAL LTD.
               ----------------

               ("Dan-Gal")

               and

               YOZMA VENTURE CAPITAL LTD.
               -------------------------

               ("Yozma")

               and

               SVM STAR VENTURES MANAGEMENT GMBH NO. 3
               --------------------------------------

               ("Star Management")

               and

               CASPAR SEEMAN
               -------------

               ("Seeman")

               and

               FRITJOF REGEHR
               --------------

               ("Regehr")

               and

                  EDWARD R. GOLDBERG
                  ------------------

                  ("Goldberg")

                  and

                  JOCHEN MACKENRODT
                  -----------------

                  ("Mackenrodt")

                  and

                  PRINZ MICHAEL VON LICHTENSTEIN
                  ------------------------------

                  ("von Lichtenstein")

                  and

                  SOTIRIS TSOTOURAS
                  -----------------

                  ("Tsotouras")

                  and

                  ALBERT BULL
                  -----------

                  ("Bull")

                  (STAR II, STAR III, STAR IIIA, Interstock, Unicycle, Dan-Gal, Yozma, Star Management, Seeman, Regebr, Goldberg, Mackenrodt, von Lichrenstein, Tsotouras and
                                                                    ---
                  Bull are herein called "STAR")
                  ----

                                                             OF THE SEVENTH PART

       AND:

                  EVERGREEN INTERNATIONAL INVESTMENTS N.Y
                  ---------------------------------------

                  ("Evergreen")

                  and

                  YAROK AZ LTD).
                  ------------

                  ("Yarok Az")

                  and

                  EVERGREEN CAPITAL MARKETS LTD.
                  ------------------------------

                  ("Capital Markets")
               and

               FLB INVESTMENTS LTD.
               -------------------

               ("FLB")

               and

               EVERGREEN CANADA-ISRAEL MANAGEMENT LTD.
               --------------------------------------

               ("Canada-Israel")

               and

               PERISCOPE FUND LLT
               ------------------

               ("Periscope")

               and

               SEYMOUR BRAUN
               -------------

               ("Braun")

               (Evergreen, Yarok Az, Capital Markets, FLB,
               Canada-Israel, Periscope and Braun are herein called
               ----------------------------------
               the "Evergreen Group")


                                                             OF THE EIGHTH PART

       AND:

               GILDE INVESTMENT FUND B.V.
               -------------------------

               ("Gilde Investments")

               and

               GILDE IV,B.V.
               -------------

               ("Gilde IV")

               (Gilde Investments and Gilde IV are herein called "Gilde")

                                                               OF THE NINTH PART

       AND:

               MARIN INVESTMENTS LIMITED
               -------------------------

               ("Marin")

               and

                       RAPHAEL AMIT
                       ------------

                       ("Amit")

                       and

                       KENNETH MACCRIMMON and MARILYN MACCRIMMON
                       ------------------     ------------------

                       jointly called "MacCrimmon")


                       (Marin, Amit and MacCrimmon are herein called the "Marin Group")

                                                             OF THE TENTH PART

            AND:

                       QUALITY INVESTMENTS L.L.C.
                       -------------------------

                       ("Quality")

                                                            OF THE ELEVENTH PART

            AND:

                       G S CAPITAL PARTNERS II. L.P.
                       ----------------------------

                       ("G S Capital")

                       and

                       G S CAPITAL PARTNERS II OFFSHORE L.P.
                       -------------------------------------

                       ("G S Offshore")

                       and

                       GOLDMAN, SACHS & CO. VERWALTUNGS GMBH
                       -------------------------------------

                       ("Goldman Gmbh")

                       and


                       STONE STREET FUND 1995. L.P.
                       ----------------------------

                       ("Stone Street")

                       and

                    BRIDGE STREET FUND 1995.L.P.
                    ----------------------------

                    ("Bridge Street")

                    (G S Capital, G S Offshore, Goldman Gmbh. Stone Street and Bridge Street are herein called the "Goldman Sachs Group")

                                                             OF THE TWELFTH PART

          AND:

                    HANCOCK INTERNATIONAL PRIVATE EQUITY PARTNERS
                    ---------------------------------------------
                    II-DIRECT FUND LP.
                    -----------------

                    ("HIPEP")

                                                          OF THE THIRTEENTH PART

          AND:

                    TECHNOLOGY CROSSOVER VENTURES. L.P.
                    -----------------------------------

                    ("TCVLP")

                    and

                    TECHNOLOGY CROSSOVER VENTURES. C.V.
                    ----------------------------------

                    ("TCVCV")

                    and

                    VAL YADEN
                    ---------

                    ("VADEN")

                    and

                    MICHAEL SOLOMON
                    ---------------

                    ("SOLOMON")

                    (TCVLP, TCVCV, VADEN and SOLOMON are herein called the "TCV Group")

                                                          OF THE FOURTEENTH PART

          AND

                    VIRGINIA RETIREMENT SYSTEM
                    --------------------------

                    ("VRS")

                    and

                    BRINSON VENTURE CAPITAL FUND III, LP
                    ------------------------------------
                    ("BVCF")

                    and

                    BRINSON MAP VENTURE CAPITAL FUND III TRUST
                    ------------------------------------------
                    (BVCFT")

                    (VRS, BVC and BVCFT are herein called the "Brinson Group")

                                                           OF THE FIFTEENTH PART
          AND
                    JOHN S. STAFFORD. JR.
                    ---------------------
                    ("Stafford")

                                                           OF THE SIXTEENTH PART

          WHEREAS:

          A.        The Company, FBDB, Spencer, the Management Shareholders
and STAR entered into a shareholders agreement on the 29th day of April, 1994 to govern the rights and obligations of the principal shareholders of the Company, which agreement was amended and additional parties added as of November 21, 1994, as of June 30, 1995, as of November 2, 1995, and as of March 22, 1996,
                                                   -------------------------
(such agreement, as amended, is hereinafter referred to as the "Shareholders Agreement"):

          B. The parties hereto desire to make certain amendments to the Shareholders Agreement for the purpose, among other things, of reflecting the
                        -------------------------------------------------
fact that certain additional Persons have become Shareholders of the Company.
          --------------------------

                    NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto agree each with the other as follows:

1.                  Parties
                    -------

                    The listing and description of the parties to the Shareholders Agreement is amended to be identical to the listing and description of the parties to this Agreement, and the changes are more specifically described as follows:

            (a) the description of the Management Shareholders is amended to be identical with this Agreement:

            (a) Brinson Group is added as the party of the Fifteenth Part and

            (C)     Stafford is added as the party of the Sixteenth Part.

      2.    New Parties
            -----------

            Each of Bull, Canada-Israel. Periscope. Braun, VRS, BVC. BVCFT, and
            -------------------------------------------------------------------
Stafford is hereby made a party to the Shareholders Agreement as of the date
--------
of this Amendment to Shareholders Agreement, and each of such parties agrees to be bound by all of the provisions of the Shareholders Agreement to the extent such provisions are not amended hereby. All of the original parties to the Shareholders Agreement agree that this Amendment to Shareholders Agreement shall be deemed to amend the Shareholders Agreement as more fully set forth herein. All of the parties to this Amendment to Shareholders Agreement agree that, except to the extent it is amended hereby, the Shareholders Agreement shall remain in full force and affect. All references in the Shareholders Agreement to "the Agreement" or to "this Agreement" shall be deemed to refer to the Shareholders Agreement as amended by this Amendment to Shareholders Agreement.

      3.    Section 1.1.16
            --------------

            The Shareholders Agreement is amended by deleting section 1.1.16 and substituting the following:

            "Family Member" means:

            (i)     A child (whether natural or adopted) sibling or former
                             --------------------------
                    spouse of the applicable Shareholder or any person
                    of the opposite sex to whom that person is married
                    or with whom that person is living in a conjugal relationship outside of marriage; and
                                                      ---

            (ii)    a trust all of the beneficiaries of which are
                    ---------------------------------------------
                    either Shareholders or Family Members within the
                    ------------------------------------------------
                    meaning of paragraph (1) hereof.
                    -------------------------------


      4.    Section 1.1.30
            --------------

            The Shareholders Agreement is amended by deleting
            section 1.1.30 and substituting the following:

            1.1.30 "Shareholder" means FBDB, Spencer, each of the Management Shareholders, each of the Persons comprising STAR, each of the Persons Comprising the Evergreen Group, each of the Persons comprising Gilde, each of the Persons comprising the Marin Group. Quality, each of the Persons comprising the Goldman Sachs Group, HIPEP, each of the Persons comprising the TCV Group, each of the
                                                          -----------
                    Persons comprising the Brinson Group, Stafford and
                    ----------------------------------------------
                    the respective successors or permitted assigns of each of the foregoing; provided, however, that:


            (a) all of the Persons comprising STAR and any and all STAR Transferees (together with any Person or Persons (the "Other Investors") purchasing shares of the Company or any Related Company pursuant to section 4.3 of the Share Purchase Agreement) shall be deemed a single Person and their ownership of Shares (including any shares of the Company which the Other Investors have acquired, or have a right to acquire, pursuant to Section 4.3 of the Share Purchase

                        Agreement) shall be aggregated for the
                        purposes of this Section 1.30;

                 (b) all of the Persons comprising the Evergreen Group and all Permitted Transferees (as defined in Section 1.35) of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for the purposes of this Section 1.1.30:

                 (c) all of the Persons comprising Gilde and all Permitted Transferees of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for purposes of this Section 1.1.30, and

                 (d) each of the Persons comprising the TCV Group and all Permitted Transferees of such Persons shall be deemed to be a single Person and their ownership of Shares shall be aggregated for purposes of this Section 1.1.30.



       5.        Section 3.2.4
                 -------------

                 The Shareholders Agreement is amended by deleting section
                 3.2.4 and substituting the following:

                 3.2.4 If at any time following the Next Annual Meeting the board of directors resolves pursuant to the authority conferred upon it by reason of the amendment of the Articles provided for in section 3.2.1.2 to appoint an eighth director, the parties agree to cause their nominees to the board of directors to appoint a person who shall have agreed upon by the Company and the Goldman Sachs Group; and if at any time the board of directors appoints a ninth director, the parties agree to cause their nominees to the board of directors to appoint a person who shall be a nominee of the Brinson
                                             ---------------------------------
                        Group.
                        -----

       6.        Section 3.2.6
                 -------------

                 The Shareholders Agreement is amended by deleting
                 section 3.2.6 and substituting the following:

                 3.2.6 The provisions of Sections 3.2.1 and 3.2.4 shall not at any time apply to any of the parties described in this Agreement as the parties of the second to the twelfth parts inclusive or to the Brinson Group if, at that
                                  ------------------------
                        time, the aggregate number of Shares owned by
                        the Persons comprising such parties and by any Affiliate of any such Person to whom any of such Person has, in accordance with the provisions of this Agreement, transferred Shares, is less than 3% of the issued common shares, and in such case the number of directors will be correspondingly reduced.

       7. Section 3.6
          -----------

          Section 3.6 of the Shareholders Agreement is deleted, and the following substituted:

          The following matters will only be undertaken by the Company with the consent of a majority of the directors of the Company which majority includes the directors of the Company nominated by FBDB, the Goldman Sachs Group, the
                                                              ---
          Brinson Group and STAR:
          -------------

          3.6.1 any increase or reduction in the capital of the Company or any alteration of the Company's capital structure.

          3.6.2 the declaration of dividends on the shares of the Company.

          3.6.3 the redemption or purchase for c??tion or other retirement of any of its securities.

          3.6.4 any alteration of the Articles of Incorporation or By-laws of the Company.

       8. Section 3.7

          Section 3.7 of the Shareholders Agreement is deleted, and the following substituted:

          3.7.1 The following matters will only be undertaken by the Company with the consent of a majority of the directors of the Company which includes either the director of the Company nominated by FBDB or the director of the Company nominated by STAR or the director of the Company nominated by the Goldman Sachs Group or the director of the Company
                                ------------------------------
                    nominated by the Brinson Group:
                    ------------------------------

          3.7.1.1 the hiring or termination of the CEO, the President or any vice-president of the Company.

          3.7.1.2 any increase in the remuneration of any officers or directors of the Company.

          3.7.1.3 the issue of shares by the Company, with the exception of issuances of Employee Reserved Shares to employees other than the Management
                    Shareholders.

          3.7.1.4 the consolidation, merger or amalganation of the Company with any other company, association, partnership or legal entity.

          3.7.1.5 any transaction out of the ordinary course of the business of the Company.

          3.7.1.6   the incorporation of a Related Company.

              3.7.1.7 any increase in the number of directors of the Company, except an increase made to appoint a nominee of a Person who makes an investment in the Company of not less than $500,000.

              3.7.1.8 the expenditure by the Company of any amount in excess of $100,000 aggregate in any calendar year for the repurchase of shares of the Company.

              3.7.2 Notwithstanding any provision of the Act, the Articles of Incorporation of the Company, or The Bylaws, no director shall be counted in the quorum, or vote, on any matter relating primarily to his employment, remuneration or other compensation as an officer, employee or agent of the Company or any Affiliate of the Company.

        9.    Section 3.8.
              ------------

              Section 3.8 of the Shareholders Agreement is deleted, and the following substituted:

              Subject to the provisions of the applicable provincial or federal states for such offering, the Company shall offer to each Shareholder a pro rata right to purchase future shares allotted, provided the foregoing does not apply to any allotment pursuant to:

              3.8.1 rights of exchange or conversion attached to shares or other securities of the Company;

              3.8.2     an amalgamation;

              3.8.3     a compromise or arrangement;

              3.8.4     a dividend payable in shares;

              3.8.5 the allotment of shares made pursuant to the terms of any agreement between the Company and any employee or Director thereof (in the case of a Director, only so long as such allotment is part of such Director's compensation) effective during the period of employment or appointment and or at the termination of the employment or the appointment of any such employee or Director;

              3.8.6     an allotment of any of the Employee Reserved
                        Shares; or

              3.8.7 an allotment of any shares issued pursuant to rights granted to each of the Persons comprising the Goldman Sachs Group;
                        or

              3.8.8 an allotment of any shares issued pursuant to those certain Subscription Agreements of even date herewith between the Company and various persons providing for the allotment of an aggregate of 1,666,667 shares; or

          3.8.9     an allotment of any shares issued to a
                    right hereto granted to Montgomery Securities pursuant to an agreement of even date herewith between the Company and Montgomery Securities.

 10.      SECTION 3.9
          -----------

          Section 3.9 of the Shareholders Agreement is deleted, and the following substituted:

          No Shareholder will (while a Shareholder of or employed by the Company or at any time thereafter) disclose to any person not a Shareholder at the time of disclosure, the private affairs of the company or any of its Related Companies, contracts or agreements of the Company or its Related Companies, the financial position of the Company or its Related Companies (except that the Goldman Sachs Group and the Brinson Group may disclose such matters to and
          ---------------------
          consult thereon with their respective advisors, Goldman,
                               ----------------
          Sachs & Co. and Brinson Partners, Inc., and FBDB, the
                      -------------------------
          Evergreen Group, Glide, the Marin Group, STAR, the Goldman Sachs Group and the Brinson Group may, in good faith,
                      ---------------------
          disclose the financial position of the Company to a creditor of the Company, if acting in good faith FRDB, the Evergreen Group, Gilde, the Marin Group, STAR, the Goldman Sachs Group or the Brinson Group forms the view that such disclosure is
          --------------------
          in the best interests of the Company, or to a prospective purchaser of its interest in the Company), any prospects of business of the Company or its Related Companies which is not public knowledge and will not (either while such Shareholder is a Shareholder of or employed by the Company or at any time thereafter) use for its own purposes (except that FBDB, the Evergreen Group, Gilde, the Marin Group, STAR, the Goldman Sachs Group and Goldman, Sachs & Co. and
                                                                 ---
          the Brinson Group and Brinson Partners, Inc. shall have the
          -------------------------------------------
          right to refer to their investment in the Company in their publications and promotional material) or for any purposes other than those of the Company any information any of them
                                                          -----------
          may acquire in relation to the business of the Company or its Related Companies.

          Notwithstanding the above, Goldman Sachs Group and its advisor, Goldman, Sachs & Co., and the Brinson Group and its
                                        -----------------------------
          advisor, Brinson Partners, Inc. respectively may disclose
          ------------------------------
          information if pursuant to a subpoena, Civil Investigative Demand (or similar process), order, statute, rule or other legal requirement promulgated or imposed by a court or by a judicial, regulatory, self-regulatory or legislative body, organisation, agency or committee or otherwise in connection with any judicial or administrative proceeding (including, in response to oral questions, interrogatories or requests for information or documents) in which Goldman, Sachs & Co. or its Affiliates is involved or in which Brinson Partners,
                                        ----------------------------
          Inc. or its Affiliates is involved, respectively.
          ------------------------------------------------

11.       Section 3.11
          ------------

          Section 3.11.2 of the Shareholders Agreement is deleted, and the following substituted:

          Section 3.11.1 does not apply and shall not be construed or interpreted to restrict the right of the Goldman Sachs Group or its advisor, Goldman, Sachs & Co. or any of its Affiliates, or the Brinson Group or its advisor, Brinson
                      --------------------------------------------
          Partners Inc., or HIPEP or the TCV Group (other than Vaden
          ------------
          and Solomon) to use information acquired by any of them in the ordinary course of their investment banking business, and otherwise than by reason of being a Shareholder or a party to this Agreement; provided, however, that nothing in this Section 3.11.2 shall operate to relieve the Goldman Sachs Group or its advisor, Goldman Sachs & Co., or any of its Affiliates, or any director nominated by the Goldman Sachs Group, or the Brinson Group or its advisor, Brinson
                       --------------------------------------------
          Partners, Inc., or any of its Affiliates, or any director
          ---------------------------------------------------------
          nominated by the Brinson Group, or HIPEP or the TCV Group
          ------------------------------
          from any duty or obligation which it may owe to the Company in law or in equity."

12.       Section 3.12
          ------------

          Section 3.12 of the Shareholders Agreement is deleted, and the following substituted:

          No Shareholder will, while a Shareholder of the Company, or at any time during the period of two years from the date that such Shareholder ceases to be a shareholder of the Company, directly or indirectly, as principal, agent, trustee, or through the agency of any incorporation, partnership, association or agent or agency, within North America, Europe or Japan:

          3.12.1 solicit, encourage or suggest to any Shareholder or Shareholders or employee or employees or agent or agents of the Company or its Related Companies that such Shareholder or Shareholders or employee or employees or agent or agents or any of them leave the employ of the Company or its Related Companies or cease to act as its agent;

          3.12.2 other than FBDB, the Evergreen Group, GLide, the Marin Group, the Goldman Sachs Group, the Brinson
                                                          -----------
                    Group or STAR, engage in a line of business that
                    -----
                    is competitive with the business now, or at any time while such Shareholder is employed by or acts as a director of the Company, carried on by the Company

          3.12.3 canvass or solicit any business, if doing so would in any way, directly or indirectly, be detrimental to the business or best interest of the Company, from any person, who shall at any time while such Shareholder was a Shareholder, have been a client or customer of the Company or any of its Related Companies provided that nothing in this Section
                    3.12.3 shall be construed or interpreted to
                    restrict the right of Goldman, Sachs & Co. or
                                                               --
                    Brinson Partners, Inc. or any Affiliate of either
                    ----------------------                     ------
                    of
                    --
                    them to carry on the business of investment
                    ----
                    banking or money management with or for such
                               ----------------
                    person.


13.       Section 3.14
          ------------

          Section 3.14 of the Shareholders Agreement is deleted, and the following substituted:

          3.14.1 The Company shall, and the Board of Directors shall cause the officers of the Company to, prepare and provide to the Board, FBDB, the Evergreen Group, Gilde, the Marin Group, HIPEP, the TCV Group (other than Vaden and Solomon), the Goldman Sachs Group, the Brinson Group, Spencer
                                         -----------------
                    and STAR:

          3.14.1.1 within 30 days before the end of each fiscal year and at other times as it may be prepared, a budget for the forthcoming 12-month period comprising projected statement of income and expenses cash flow projections and pro forma balance sheet for the coming year;

          3.14.1.2 within 30 days of the end of each month, unaudited financial statements including a balance sheet as at the end of such month and statements of income or loss, with comparatives to the proceeding fiscal year and the budget for the corresponding period;

          3.14.1.3 within 90 days of the end of each fiscal year, audited financial statements including without limitation a balance sheet prepared as at the end of such year, and statements of income or loss, change in financial position and changes in retained earnings for such fiscal year, with comparatives to the previous fiscal year;

          3.14.1.4 within 30 days of the end of each fiscal quarter, unaudited financial statements including without limitation a balance sheet prepared as at the end of such quarter, and statements of income or loss, changes in financial position and changes in retained earnings for such fiscal quarter, with comparatives to the previous fiscal quarter;

          3.14.1.5 from time to time, as required by the Board a strategic plan for the forthcoming 12-month period, within 60 days of receipt of a request for such plan from the Board;

          3.14.1.6 such other information, accounts, data and projections as any director may reasonably request from time to time.

          3.14.2 Each of FBDB, the Evergreen Group, Gilde, the Marin Group, HIPEP, the TCV Group (other than Vaden and Solomon), the Goldman Sachs Group, Spencer, the Brinson Group and STAR reserves the
                             -----------------
                    right to receive additional information from the Company and its auditors, which is reasonably required to understand better the affairs of the Company. Any director and any Representative in a representative
                    capacity may pass that and all other information received by such director or Representative to the
                             ----------------------------------
                    Shareholders represented by such director or
                                             -------------------
                    Representative
                    --------------

14.       Section 3.16
          ------------

          Section 3.16.3 of The Shareholders Agreement is deleted, and the following substituted:

          3. 16.3        Upon the nominee of the Goldman Sachs Group
          being elected or appointed a director, such nominee shall be appointed to the Compensation Committee, the audit committee, and the finance committee if such committee is established, and shall have the right to be appointed to any other committee established by the Board of Directors, and
                                                                 ---
          upon the nominee of the Brinson Group being elected or
          ------------------------------------------------------
          appointed a director, such nominee shall be appointed to the
          ------------------------------------------------------------
          Compensation Committee.
          ----------------------

15.       Section 3.17
          ------------

          Section 3.17 of the Shareholders Agreement is deleted, and the following substituted:

          The Board of Directors of any subsidiary of the Company which conducts, or which is proposed to conduct, a material portion of the Company's business shall be identical to the Board of Directors of the Company as from time to time constituted (including the rights of the Representatives to attend meetings of such Board of Directors and receive all information and materials presented to the Board). The decision whether a subsidiary is conducting, or is proposed to conduct, a material portion of the Company's business shall be made from time to time by, a majority of the Board of Directors of the Company which majority shall include either the director nominated by FBDB or the director nominated by STAR or the director nominated by the Goldman Sachs Group or the director nominated by the Brinson Group.
                      ----------------------------------------------
          The Board of Directors of any other subsidiary of the Company shall be comprised as determined by the Board of Directors of the Company from time to time and shall report quarterly to the Board of Directors of the Company.

16.       Section 3.18
          ------------

          Section 3.18 of the Shareholders Agreement is deleted, and the following substituted:

          3.18.1    If at any time after November 2, 1997, and
                                         ----------------
                    provided that the Company has not completed an initial public offering of Shares, a majority of the directors nominated by FBDB, STAR, Spencer, the Goldman Sachs Group, the Brinson Group and the
                                             -----------------
                    employees that hold shares granted from the Employee Reserved Shares (together, the "Special Directors") consider that the Company is significantly underpeforming, they may so declare by notice in writing (a "Special Event Notice") to the Company.

          3.18.2 If, within 90 days of a Special Event Notice, the Company does not complete a sale of Shares to a Person who deals with the Company at arm's length as a price of not less than US$14.00 per share (net of the value of any other securities issued or other consideration granted or which may be acquired by such person pursuant to a right granted at the time of such sale), for aggregate gross proceeds of not less than US$5,000,000, a majority of the Special Directors may, in their discretion, elect and have the right to

                    (a) terminate the appointment of the CEO then holding office and appoint a new CEO; or

                    (b) seek a buyer for the assets and undertaking of the Company and any subsidiary of the Company; or

                    (c) seek a buyer for the common shares of the Company then issued and outstanding.

          3.18.3 If a majority of the Special Directors make an election pursuant to section 3.18.2 (b) or (c) they shall have the authority to negotiate the terms of any such sale and if agreement is reached,

                    (a)  with respect to a sale pursuant to section
                         3.18.2 (b), each Shareholder shall be bound to vote its Shares in favour of any resolution of holders of Shares that may be required in crater to implement the agreement and carry it into effect;

                    (b)  with respect to a sale pursuant to section
                         3.18.2 (c), each Shareholder shall be bound to sell its Shares at the price and on the terms set out in the agreement, and the provisions of Article 5 and 6 of this Agreement shall not apply to any such sale; provided, however, that no Shareholder shall be bound to sell such Shareholder's Shares at a price or on terms which are different from those applicable to a sale by any other Shareholder.

17.       Section 4.2
          -----------

          Section 4.2 of the Shareholders Agreement is deleted, and the following substituted:

                    No Employee Bonus may be declared to Spencer, Gelbart or Michelson, and no Employee Restated Shares may be issued to Spencer, Gelbart or Michelson by the Company without the prior written approval of the Compensation Committee which approval must include the affirmative vote of the STAR nominee or the FBDB nominee or the Goldman Sachs nominee or the nominee of the Brinson Group.
                            -----------------------------------

18.       Sections 5.20, 5.21 and 5.22
          -----------------------------

          Sections 5.20, 5.21 and 5.22 of the Shareholders Agreement are deleted, and the following substituted:

          5.20 Transfers pursuant to certain agreements made as of July 18, 1995 among Gelbart, Spencer and Summit Labuan Trust and transfers to Family Members

          The provisions of this Article 5 shall not apply to any
          -------------------------------------------------------
          sale, transfer or other disposition of any Investment:
          -----------------------------------------------------

                (a) pursuant to those certain agreements made as of July 18, 1995 among Gelbert, Spencer and Summit Labuan Trust, or,

                (b)  by a Shareholder to a Family Member.

          5.21  Transfers by Persons in Goldman Sachs Group, HIPEP,
                ---------------------------------------------------
                TCV Group and Brinson Group
                ---------------------------

          Notwithstanding any other provision of this Agreement, any Person that is a member of the Goldman Sachs Group, HIPEP, A
                                                                     -
          the TCV Group (other than Vaden and Solomon), or the Brinson
          ---                                           --------------
          Group may freely sell, transfer or otherwise dispose of any
          -----
          of its Investment to another number of its respective Group (other than, in the case of the TCV Group, Vaden or Solomon) or to an Affiliate of any such Person (other than, in the case of Vaden or Solomon, an Affiliate of either) or, in the case of a Person that is a partnership, to the partners thereof, and in the case of a Person that is a corporation, to the shareholders thereof, and in the case of a Person
                                       ---------------------------
          that is a Trust, to the beneficiaries thereof, provided that
          ---------------------------------------------
          any such transferee shall have agreed to be bound by the provisions of this Agreement."

          5.22  Waiver
                ------

          Notwithstanding any other provision of this Article 5, each of the Others may waive by notice in writing delivered to the Secretary of the Company the prior right to purchase, receive or otherwise acquire such portion of the Investment of the Offeror set out in Section 5.1.


          Section  5.23
          -------------

          No sale, transfer or other disposition of any Investment may be made pursuant to any of Section 5.10, 5.11, 5.12, 5.15. 5.18, 5.19 or 5.21 that will have the effect of violating the limitation on the number of shareholders of the Company that is set out in the Articles of the Company.

19.       Section 6.1.
          ------------

          Section 6.1 of the Shareholders Agreement is deleted and the following is substituted:

          6.1 Subject to the procedures relating to the rights of first refusal described in Article 5 above, if any, Shareholder other than FBDB, STAR, the Evergreen Group, Gilde, the Marin Group, the Goldman Sachs Group, HIPEP, the TCV Group, the Brinson Group or Spencer (the
                              -----------------
               "Seller") shall wish to sell, exchange or transfer any of its shares (the "Subject Shares) to any person other than a Shareholder (the "Buyer"), the Seller shall give to the other Shareholders (including FBDB, STAR, the Evergreen Group, Glide, the Marin Group, the Goldman Sachs Group, HIPEP, the TCV Group, the Brinson Group
                                                  -----------------
               and Spencer) an equal right respectively, to sell to the Buyer all or an equivalent portion, as the case may be, of their shares at the same price and terms as are applicable to the Subject Shares.

20.       Section 7.16
          ------------

          Section 6.1 of the Shareholders Agreement is deleted and the following is substituted:

          7.16 Indemnification of the Company. The Company may require, in connection with any distribution of Shares as herein contemplated, that the Company shall have received an undertaking satisfactory to it from the Selling Shareholders to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection 7.10) the Company for and on behalf of itself and for and on behalf of and in trust for each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the United States Securities Act of 1933 with respect to any statement, omission, misrepresentation or other matter or thing referred to in section 7.10 which is based upon or results from any information relating solely to a Selling Shareholder in the Disclosure Documents. Provided, however, that the Company may upon the advice of
          ----------------------------------------------------------
          counsel, and upon such conditions as the Company may
          ----------------------------------------------------
          determine, waive the foregoing requirements in respect of
          ---------------------------------------------------------
          any Selling Shareholder.
          -----------------------

21.       Section 11
          ----------

          Section 11 of the Shareholders Agreement is amended by the addition of the following provisions

          11.7.23 if to BULL:

          11.7.24 if to Canada-Israel:



          11.7.25 if to Periscope:



          11.7.26 if to Braun:


          11.7.27 if to any of VRS, BVCF, and BVCFT:

          in care of Brinson Partners Inc.
          209 South La Salle Street
          Chicago, IL 60604

          Attention: Robert D. Blank

          Telephone:  (312) 220-7182
          Fax:        (312) 220-7110

          11.7.28 if to Stafford:

22,       Signatories
          -----------

          The signatories to the Shareholders Agreement are amended to be identical to the signatories to this Agreement.

23.       Effective Date
          --------------

          This Amendment to Shareholders Agreement shall be deemed to be in full force and effect as of May _, 1997 as to all of the parties hereto.

24.       Facsimile Counterparts
          ----------------------

          This Amendment to Shareholders Agreement may be executed in facsimile counterparts, each of which when executed and delivered shall be deemed to be an original and all of which facsimile counterparts together shall constitute the same agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first hereinabove set forth.

CREO PRODUCTS INC.

/s/ TOM KORDYBACK
_______________________
Authorized Signatory

BUSINESS DEVELOPMENT BANK OF CANADA

/s/ LISA MAHLER
_______________________
Authorized Signatory

/s/ DANIEL GELBART
_______________________
DANIEL GELBART

/s/ KENNETH SPENCER
_______________________
KENNETH A. SPENCER

/s/ AMOS MICHELSON
_______________________
AMOS MICHELSON

/s/ TOM KORDYBACK,
     Attorney in Fact
_______________________
DAVID PRITCHARD


SVE STAR VENTURES ENTERPRISES NO. II LIMITED PARTNERSHIP

/s/ MEIR BAREL
_______________________
Authorized Signatory

SVE STAR VENTURES ENTERPRISES NO. III LIMITED PARTNERSHIP

/s/ MEIR BAREL
_______________________
Authorized Signatory

SVE STAR VENTURES ENTERPRISES NO. IIIA LIMITED PARTNERSHIP

/s/ MEIR BAREL
_______________________
Authorized Signatory

INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST VEWALTUNGEN

/s/ PRINZ MICHAEL VON LIECHTENSTEIN,
     DIRECTOR
___________________________________
Authorized Signatory

UNICYCLE TRADING COMPANY

_______________________
Authorized Signatory

D.G. DAN-GAL LTD.

/s/ MEIR BAREL
_______________________
Authorized Signatory
By: Dr. Meir Barel

YOZMA VENTURE CAPITAL LTD.

/s/ MEIR BAREL
_______________________
Authorized Signatory

/s/ MEIR BAREL
_______________________
CASPAR SEEMAN
By: SVM Star Ventures Managementgesellschaft mbH Nr.3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
_______________________
FRITJOF REGEHR
By: SVM Star Ventures Managementgesellschaft mbH Nr.3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
_______________________
EDWARD R. GOLDBERG
By: SVM Star Ventures Managementgesellschaft mbH Nr.3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
_______________________
JOCHEN MACKENRODT
By: SVM Star Ventures Managementgesellschaft mbH Nr.3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ PRINZ MICHAEL VON LICHTENSTEIN
__________________________________
PRINZ MICHAEL VON LICHTENSTEIN
By: SVM Star Ventures Managementgesellschaft mbH Nr.3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

/s/ MEIR BAREL
_______________________
SOTIRIS TSOTOURAS
By: SVM Star Ventures Managementgesellschaft mbH Nr.3 (Trustee)
    By: Dr. Meir Barel (Managing Partner)

EVERGREEN INTERNATIONAL INVESTMENTS N.V.

/s/ SIGNATURE
_______________________
Authorized Signatory

       YAROK AZ LTD.

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory


       EVERGREEN CAPITAL MARKETS LTD.

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory

       FLB INVESTMENTS LTD.

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory


       GILDE INVESTMENT FUND B.V.

       /s/ LJ VAN DRIEL
       ______________________________
       Authorized Signatory


       GILDE IV


       /s/ LJ VAN DRIEL
       ______________________________
       Authorized Signatory


       MARIN INVESTMENTS LIMITED

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory

       /s/ R. AMIT
       ______________________________
       RAPHAEL AMIT

       /s/ KENNETH MACCRIMMON
       ______________________________
       KENNETH MACCRIMMON

       /s/ MARILYN MACCRIMMON
       ______________________________
       MARILYN MACCRIMMON

       QUALITY INVESTMENTS L.L.C.

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory

       SVM STAR VENTURES MANAGEMENT GMBH NO. 3

       /s/ MEIR BAREL
       ______________________________
       Authorized Signatory
       As Trustee for: Caspar Seemann, Fritjof Regehr, Edward R. Goldberg, Jochen Mackenrodt, Prinz Michael v. Lichtenstein, Sotiris Tsotouras
       By: Dr. Meir Barel
           Managing Partner

       G S CAPITAL PARTNERS II L.P.

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory

       G S CAPITAL PARTNERS II OFFSHORE, L.P.

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory


       GOLDMAN, SACHS & CO. VERWALTUNGS GMBH

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory



       STONE STREET FUND 1995, L.P.

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory


       BRIDGE STREET FUND 1995, L.P.

       /s/ SIGNATURE
       ______________________________
       Authorized Signatory

       HANCOCK INTERNATIONAL PRIVATE EQUITY PARTNERS II - DIRECT FUND LP
       By:  Back Bay Partners XVI L.P.
       By:  Hancock Venture Partners, Inc.

       By:  /s/ SIGNATURE
            ________________________________
            Authorized Signatory

       TECHNOLOGY CROSSOVER VENTURES, L.P.,
       By:  Technology Crossover Management, L.L.C.,
            General Partner

       By:  /s/ SIGNATURE
            ________________________________
            Name:  Robert Bensky
            Title: Chief Financial Officer

       TECHNOLOGY CROSSOVER VENTURES, C.V.
       By:  Technology Crossover Management, L.L.C.,
            Investment General Partner

       By:  /s/ SIGNATURE
            ________________________________
            Name:  Robert Bensky
            Title: Chief Financial Officer

       /s/ SIGNATURE
       _______________________________
       VAL VADEN

       /s/ MICHAEL SOLOMON
       _______________________________
       MICHAEL SOLOMON

       /s/ SIGNATURE
       _______________________________
       ALBERT BULL


      EVERGREEN CANADA-ISRAEL MANAGEMENT LTD.

      By: /s/ SIGNATURE
             Authorized Signatory

      EVERGREEN INTERNATIONAL INVESTMENTS N.V.

      By: /s/ SIGNATURE
             Authorized Signatory

      PERISCOPE FUND LLT

      By: Weiss Peck & Greer, LLC, its agent

      By: /s/ SIGNATURE

      /s/ SIGNATURE
      _______________________________
      SEYMOUR BRAUN

      YARDSWORTH CORPORATION, N.V.

      By: _______________________________

      Its:


      THE PERISCOPE I. FUNDS, L.P.

      By: Robertson Stephens & Co. Group LLC, its agent

      By: /s/ SIGNATURE
          _______________________________

     VIRGINIA RETIREMENT SYSTEM

     By:   Brinson Partners, Inc. under Power of Attorney

     By:   /s/ SIGNATURE
           ___________________________________

     Its:  PARTNER

     BRINSON VENTURE CAPITAL FUND III, LP

     By:   BRINSON PARTNERS, INC.,, a Delaware corporation

     By:   /s/ SIGNATURE
           ___________________________________

     Its:  PARTNER

     BRINSON TRUST COMPANY AS TRUSTEE FOR THE BRINSON MAP VENTURE CAPITAL FUND III TRUST, a group collective investment trust

     By:   /s/ SIGNATURE
           ___________________________________

     Its:  PARTNER

     /s/ SIGNATURE
     ____________________________________
     JOHN S. STAFFORD, JR.